SECURITY
                FUNDS

               SEMI-ANNUAL
               REPORT
               MARCH 31, 1998

               o  Security
                  Growth and
                  Income Fund

               o  Security Equity
                  Fund
                  -Equity Series
                  -Global Series
                  -Asset
                   Allocation
                   Series
                  -Social
                   Awareness
                   Series
                  -Value
                   Series
                  -Small
                   Company
                   Series

               o  Security Ultra
                  Fund

                                  [LOGO] Security Distributors, Inc.

                             PRESIDENT'S COMMENTARY
                                  May 15, 1998

To Our Shareholders:

The financial markets continued to reward investors over the last six months. After a short-lived correction last fall, the markets began 1998 with another rally led once again by the larger companies. This rally produced returns for the six months ended March 31, 1998 of 17.22% for the S&P 500 Index and 11.74% for the Dow Jones Industrial Average.

AMAZING EQUITY MARKET PERFORMANCE

The equity markets continue to defy the expectations of most forecasters, who believed that the turmoil in southeast Asia would produce a dramatic decline in global economic growth. This slowdown was expected to produce negative earnings surprises which would be sufficient to dampen market sentiment. However, these potential negatives have simply been overwhelmed by the great supply of new investment money pouring into the markets month after month in 1998. A large part of these cash flows is coming from a new generation of investors who are using 401(k), 403(b), and other types of long-term investment instruments centered around a portfolio of common stocks to maximize retirement savings.

CASH FLOWS INTO EQUITY MARKETS SHOULD
CONTINUE

We believe that these money flows, absent some unforeseen shock to change investor psychology, are likely to continue. Although we expect a slowdown in earnings growth due to a moderating economy, we believe that cash flows will be sufficient to offset this negative influence on the markets. We would caution, however, that increased volatility is to be expected and a short-lived correction in the markets of as much as 10% to 15% could occur at any time. The long-term fundamentals continue to be enormously positive for owners of financial assets, and in our view, short-term volatility should be ignored by investors who hold a long-term optimistic outlook.

ADDITIONS TO OUR PORTFOLIO MANAGEMENT TEAM

Since my last writing in the annual report, Security Management Company, LLC has made some major additions to our investment management team. Security Growth and Income Fund is now managed by Michael Petersen, Senior Portfolio Manager. Mike joined the Security family in November 1997, bringing with him ten years of experience in managing a growth and income fund for another organization. Jim Schier, Portfolio Manager for the Value Series, is also taking on responsibility for the Security Ultra Fund portfolio. We have added a new Small Company Series which will be subadvised for us by Strong Capital Management, Inc., with Ron Ognar of that organization acting as lead portfolio manager.

In the pages that follow, our portfolio managers discuss their performance as well as the current structure of the portfolios and their outlook for the months ahead. As always, we appreciate your continuing investments in Security products. We invite your questions and comments at any time.

John Cleland, President
The Security Funds

                              MANAGER'S COMMENTARY
                         SECURITY GROWTH AND INCOME FUND
                                  May 15, 1998

To Our Shareholders:

The Growth and Income Fund returned 8.55% in the first six months of the fiscal year, underperforming its Lipper peer group's average return of 12.49% primarily because of its orientation toward small-cap and midcap stocks, which returned less than their large-cap counterparts.1 We began restructuring the portfolio toward the larger-cap growth and value names at the beginning of 1998. Because of the lower returns year to date in the small-cap markets and the high valuations in the large-cap issues, this must be a slow and careful process.

OVERALL RESTRUCTURING STRATEGY

Our general strategy is to realign the sector weightings in the Fund to more closely resemble those of other growth and income funds. This includes overweighting income-oriented sectors such as energy and utilities while underweighting the pure growth areas like health care and technology. The focus is primarily to have a value orientation, concentrating on stocks with earnings per share potential better than that of the overall S&P 500 average. For example, the paper industry is currently undervalued because of a perceived lack of pricing power. This situation is beginning to turn around, and analysts expect 10% to 20% earnings growth in the industry this calendar year. Additionally, we will target a portfolio yield which is about 50% above that of the S&P 500--our target now is a 2.5% yield versus the S&P's 1.6%.

FAVORED INDUSTRIES

We currently overweight the energy industry, including such integrated oil companies as Phillips Petroleum Company, Amoco Corporation, and Kerr McGee Corporation. This strategy is based on expectations that oil prices will move up more on a percentage basis than the overall Consumer Price Index or Producer Price Index.

The utility sector is another area of emphasis. We have added electric and natural gas utilities to the portfolio including Consolidated Natural Gas Company, American Electric Power Company, Inc., and Texas Utilities Company. While earnings growth is expected to slow in many S&P 500 companies, these utilities are predicted to show better-than-average earnings increases. Additionally, their valuations are presently more attractive than those in many other sectors.

Within the broad capital goods category, waste management companies have been out of favor for a very long time. Because of this disfavor, they now display attractive valuations. We believe that ongoing consolidation in the industry should lead to better pricing potential, which will in turn strengthen profits. Companies in this category include Browning Ferris, perceived as a likely merger candidate, and Waste Management, which has benefited from its purchase by USA Waste which should close by the end of this

                         SECURITY GROWTH AND INCOME FUND
                                  May 15, 1998

calendar year. Waste Management's stock has risen nearly 40% from its pre-buyout level.

SUMMARY OF PLANS FOR THE NEXT SIX MONTHS

The overall strategy in the portfolio restructuring is to keep the risk--the pattern of volatility in returns over time--lower than that of competing funds. We hope to compile a portfolio of stocks which will generate higher earnings than those of the average growth and income fund. We plan to increase the large-cap holdings to be about half of the total assets. We also will strive to reduce risk by diversifying the portfolio, increasing the number of holdings from sixty at the beginning of this fiscal year to about 105 names. We plan to maintain a bond position of about 10% of total portfolio assets, emphasizing corporate bonds yielding about 8% to 9%.

Michael A. Petersen
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                                 --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                      % of
                                                    net assets
                                                    ----------
        Equitable Resources, Inc.                      2.8%

        AlliedSignal, Inc.                             2.0%

        Wells Fargo & Company                          1.9%

        Texaco, Inc.                                   1.7%

        St. Paul Companies, Inc.                       1.7%

        **At March 31, 1998


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                          1 year   5 years   10 years
                                          ------   -------   --------
        A Shares                           42.7%     15.7%     13.0%

        A Shares with sales charge         34.6%     14.3%     12.3%

        B Shares                           41.3%     15.3%      N/A
                                                  (10-19-93)
                                               (since inception)

        B Shares with CDSC                 36.3%     14.9%      N/A
                                                   (10-19-93)
                                                (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                              MANAGER'S COMMENTARY
                      SECURITY EQUITY FUND - EQUITY SERIES
                                  May 15, 1998

To Our Shareholders:

The stock market turned in very different performances in the fourth quarter of 1997 and the first quarter of 1998. The benchmark S&P 500 Stock Index returned a meager 2.87% in the last three months of last year, but regained momentum and climbed 13.95% in the first quarter this year. The Equity Series mirrored this diverse performance, but overall fared very well as it rose 17.32% for the first half of the fiscal year, comparing favorably with its Lipper peer group average of 11.55%.(1)

CONSISTENT EARNERS PROVIDE FAVORABLE RETURNS

The portfolio continues to perform well due to our concentration on high quality companies with consistent earnings growth records. Because we expect an earnings slowdown in coming months as a result of the weak Asian economies, we have no plans to shift away from this strategy at this time. In an environment of slowing earnings those corporations which have proven their ability to generate consistent earnings are likely to continue doing so. Among the steady growers are companies in the consumer nondurables sector including health care giants Schering Plough Corporation, SmithKline Beecham PLC ADR, and American Home Products Corporation. Over the past six months Schering rose nearly 60%, and the other two were each up close to 30%. Other consumer nondurables which have continued to perform well are Colgate-Palmolive Company, Procter & Gamble Company, and Gillette Company, all of which rose more than the S&P 500.

DECLINING INTEREST RATES BOOST FINANCIAL COMPANIES

The environment for stocks in the financial sector remained positive as interest rates continued to decline. The insurance segment of the portfolio is overweighted versus the corresponding segment in the S&P 500. Among our holdings in this group are multiline insurors American International Group, Inc. and Allstate Corporation. We also own Lincoln National Corporation, which sold its property and casualty lines and now focuses on life and health insurance as well as other financial services.

Also in the financial sector in the portfolio are stocks of banks whose primary source of revenue is fee-based services. For example, Bank of New York Company, Inc., derives a large portion of its income from processing services. They are the largest servicer of American Depositary Receipts, and are continuing to expand their other lines. Northern Trust Corporation remains a major player in the fee-based trust services arena. We also own Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") stocks, both of which are benefiting from their mortgage businesses in a low interest rate climate.

Although the portfolio has performed very well over the six months, there are some areas that have hurt total return. Telephone issues outperformed general market indexes late in 1997 when investors were frightened by the events in Asia and sought out stocks in companies whose earnings were largely

                      SECURITY EQUITY FUND - EQUITY SERIES
                                  May 15, 1998

domestically generated. Our low weighting in telephone stocks was harmful, as this sector has a large weighting in the benchmark S&P 500 Index. We have been adding names in this area in recent months, including WorldCom, Inc., LCI International, and Lucent Technologies, Inc.

PLANS FOR THE COMING SIX MONTHS

Looking forward, we plan to stay with our practice of buying those companies which display consistent earnings growth, and which have a low level of economic sensitivity. We also prefer companies with little earnings exposure in Asia at the present time. We presently hold about 95 different names in the portfolio, and plan to increase that number to provide a measure of safety through diversification. As the opportunity for earnings disappointments increases, having smaller exposure in any one name reduces the impact of negative earnings surprises.

Terry Milberger
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                                --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                          % of
                                                        net assets
                                                        ----------
        General Electric Company                          1.8%

        Tyco International, Ltd.                          1.8%

        Payless ShoeSource, Inc.                          1.8%

        Schering-Plough Corporation                       1.7%

        Microsoft Corporation                             1.7%

        **At March 31, 1998


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                          1 year    5 years   10 years
                                          ------    -------   --------
        A Shares                           47.1%     21.5%     19.3%

        A Shares with sales charge         38.7%     20.1%     18.6%

        B Shares                           45.4%     21.6%      N/A
                                                  (10-19-93)
                                               (since inception)

        B Shares with CDSC                 40.4%     21.3%      N/A
                                                  (10-19-93)
                                               (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                              MANAGER'S COMMENTARY
                      SECURITY EQUITY FUND - GLOBAL SERIES
                                  May 15, 1998

                     [LOGO]     Subadvisor - LEXINGTON
                                MANAGEMENT CORPORATION


To Our Shareholders:

The Global Series of Security Equity Fund returned 5.63% for the six-month period ended March 31, 1998, underperforming the Lipper peer group average of 7.79%.(1) The Series' underperformance occurred during the first half of the period when a substantial underweighting in U.S. equities combined with sharp falls in Asian markets to lead to weak returns. The second three months of the fiscal period produced better results, primarily because of strong gains in European equities. During this three-month period the Series increased 15.30% versus the peer group's average 13.55%.

HOW THE MARKETS LOOK NOW

The current investment environment remains extremely favorable for both U.S. and European equities. Low inflation has allowed interest rates to fall and remain at low levels. Merger and acquisition activity in North America and Europe has gained momentum. Strategic buyers believe size to be a competitive advantage in the global marketplace. Low interest rates have made deals easier to finance. Investors on both continents continue to pour money into equities due to demographic needs to fund retirement.

A COMPARISON OF EUROPEAN AND U.S. MARKET OUTLOOKS

U.S. equities face several difficult hurdles, however. The strong dollar has made U.S. products less competitive with the rest of the world. Due to Asian devaluation and the consequent recessions there, the traded goods sector of the U.S. economy will come under greater attack. Profit margins are already at very high levels while wage pressures build due to low unemployment levels. Finally, valuations look particularly excessive given the anemic profit outlook for most U.S. companies.

The portfolio remains heavily overweighted toward European equities due to several factors. Corporate restructuring in Europe is at a much earlier stage than in the U.S., so profitability levels have room for substantial expansion. Unlike the U.S. investors, individuals in Europe are only now discovering equity investing. The flow of funds argument is much stronger in Europe as equities in the region gain market share from other asset groups. Although valuation levels are also high, European profits should grow at a much faster rate than U.S. profits.

OTHER WORLD MARKETS

Japan continues to struggle as government policy remains inadequate to address deep structural problems. The Japanese economy is currently in recession with weakness throughout the rest of Asia intensifying Japanese problems. Stocks there now look cheap on both a price-to-book value and a cash flow basis. Until the government and corporations move toward a more shareholder-friendly system, the economy and equities will continue to struggle. China is clearly taking a leadership role in southeast Asia. Strong Chinese leadership is a bright spot in the region and China appears unlikely to devalue its currency. Restructuring within China is also creating exciting long-term opportunities.

In other emerging regions, Latin America is suffering from Asian fallout. Weak commodity prices have pressured Latin economies and currencies, forcing

                      SECURITY EQUITY FUND - GLOBAL SERIES
                                  May 15, 1998

interest rates higher while fiscal policy is tightened. Greece, with its entry into the European monetary union, provides an early stage investment opportunity. If the Greek government holds its resolve and privatizes industry while controlling spending, Greek equities should shine.

PORTFOLIO PLANS FOR THE COMING PERIOD

The Global Series continues to emphasize European equities with a heavily overweighted position. European stocks should provide strong profit growth due to management refocus on shareholder value. Japanese equities currently represent a small percentage of the portfolio, but could offer great opportunities in the future if managements begin to restructure and focus on profits and shareholder interests. Latin American equities are avoided due to a weakening profit outlook and difficult macroeconomic conditions. Finally, Greek equities may be added if the government continues to show its resolve in fighting the unions. Interest rates are likely to fall sharply in Greece, and equities are substantially cheaper than other European stocks.

Richard Saler
Portfolio Manager

Alan Wapnick
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                                --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                        % of
                                                     net assets
                                                     ----------
                     Imax Corporation ADR               2.4%

                     Whitbred PLC                       1.9%

                     Elan Corporation PLC ADR           1.8%

                     Foster's Brewing Group, Ltd.       1.8%

                     Teva Pharmaceutical
                       Industries, Ltd.                 1.7%

                     **At March 31, 1998

                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                              1 year   Since Inception
                                              ------   ---------------
              A Shares                         20.4%        12.0%
                                                          (10-1-93)

              A Shares with sales charge       13.4%        10.6%
                                                          (10-1-93)

              B Shares                         19.1%        11.2%
                                                          (10-19-93)

              B Shares with CDSC               14.1%        10.7%
                                                          (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                              MANAGER'S COMMENTARY
                 SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
                                  May 15, 1998

                           [LOGO]   MERIDIAN
                                   INVESTMENT
                                   MANAGEMENT
             Subadvisor: Meridian Investment Management Corporation

To Our Shareholders:

Global equity markets, after bouncing back from a rapid October decline, raced to new highs as the first quarter of 1998 ended. Already this year many of these markets have posted returns far in excess of annual norms. The favorable investing environment has been fueled by solid economic growth and low inflation. The Asset Allocation Series was up 10.52% in the first quarter of this year following a weak fourth quarter of 1997, posting a 3.63% total return for the six month period ended March 31, 1998.1 The Lipper peer group average rose 8.72% in the 1998 first quarter and 5.39% over the six months.

FOREIGN MARKETS HAVE BECOME STRONG PERFORMERS

The U.S. stock market's well-publicized advance has been overshadowed by the performance of many foreign markets. Because of attractive valuations abroad, the Series has maintained about 40% of its assets in foreign stocks for much of the last two years. Four of the portfolio's five country holdings outpaced the U.S. market in the last six months. Italian stocks led the global advance, rallying nearly 60% over the period. Returns in Germany, Belgium, and Denmark have been approximately 20% each, outpacing the S&P 500's 17% move. Thus far, the performance of the Japanese market has been disappointing. With valuations at historic lows and investor sentiment unanimously poor, a market bottom should be near. We believe that the Japanese market will contribute positively to performance in 1998.

U.S. STOCK MARKET ALLOCATION

Currently approximately 35% of portfolio assets are invested in the U.S. stock market. Sectors of concentration include Leisure, Technology, and Health Care. Within the Leisure sector the cable, entertainment, and restaurant industries all were strong performers the last six months. Such household names as The Walt Disney Company and McDonald's Corporation were significant contributors to the Series' performance. Leisure stocks remain good values and will likely be emphasized in the portfolio throughout 1998. The technology sector, hit hard in the fourth quarter of 1997, has bounced back. Large capitalization stocks within the communications equipment and computer peripheral industries led the first quarter rally. The Series benefited from the technology rebound by owning stocks within these industries, along with networking and equipment semiconductor stocks. Health care stocks, also, participated in the first quarter rally.

OTHER SECTOR ALLOCATIONS

Our 20% weighting in U.S. bonds added to performance over the last six months as well. The strength in the domestic bond market, as evidenced by the yield on the thirty-year bond falling well below 6%, appears likely to continue. With inflation near historic lows and real yields above their long term norms, our outlook for the U.S. bond market is favorable. We believe it could garner additional investors' attention should equity markets rise to levels

                 SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
                                  May 15, 1998

not justified by valuations. Then, additional bond investments could be used as a temporary defensive position.

We have maintained a 5% investment in gold stocks and a 5% exposure to real estate in the portfolio. These investments aided portfolio diversification and contributed positively to performance thus far in 1998.

The Asset Allocation Series continues to emphasize foreign and domestic stocks. Much of the equity exposure that suffered in the fourth quarter of 1997 has bounced back and led the market in 1998. With the Series up 10.52% in the first quarter, we will remain diligent in trying to preserve gains and capitalize on new opportunities.

Patrick Boyle
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced Fund expenses during the period covered by this report and in the absence of such waiver the performance quoted would be reduced.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                                --PERFORMANCE--

                            TOP 5 EQUITY HOLDINGS**

                                                       % of
                                                     net assets
                                                     ----------
                     Bayerische Motoren
                       Werke (BMW) AG                   1.5%

                     Allianz AG                         1.5%

                     Telecom Italia
                       Mobile SPA                       1.4%

                     Assicurazioni Gererali             1.0%

                     Tele-Communications, Inc.          1.0%

                     **March 31, 1998


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                             1 year    Since Inception
                                             ------    ---------------
             A Shares                         16.5%         13.5%
                                                          (6-1-95)

             A Shares with sales charge        9.8%         11.1%
                                                          (6-1-95)

             B Shares                         15.5%         12.4%
                                                          (6-1-95)

             B Shares with CDSC               10.5%         11.3%
                                                          (6-1-95)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived a portion of the management fee for the Series for the period ended January 31, 1998 and began charging management fees February 1, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                              MANAGER'S COMMENTARY
                 SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
                                  May 15, 1998

To Our Shareholders:

The Social Awareness Series performed well compared with its peer group of funds, returning 15.46% over the first half of the fiscal year versus the peer group average 11.55%.(1) In the fourth quarter of 1997 (the first quarter of the fiscal year) the stock markets were weak because of concerns about the effect that the southeast Asian economic crisis would have on stocks. The first quarter of 1998 saw a reversal of this negative outlook, as earnings reports came fairly in line with estimates. Investors became more optimistic with the passage of time, deciding that the Asian situation might have a less negative impact than originally believed.

AREAS OF STRONG PERFORMANCE

Early in the fourth quarter of 1997 we increased our position in communications services, concentrating particularly on the regional Bell operating companies (RBOCs) and long distance providers. These include names such as AT&T Corporation, Sprint Corporation, Ameritech Corporation, BellSouth Corporation, Bell Atlantic Corporation, and SBC Communications, Inc. The sector held less than a 2% position in the portfolio prior to the beginning of the fiscal year in October, and was built up to approximately 9% by the end of March. Communications Services has proven to be a defensive sector during the turmoil generated by the Asian crisis because of its domestic orientation.

Various portions of the financial sector also performed well because of the continuing decline in interest rates. The Social Awareness Series portfolio has representation in diversified financial companies such as mortgage lenders Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Company ("Freddie Mac"). Another strong performer in the sector was H.F. Ahmanson and Company, a savings and loan institution which announced its intentions to merge with financial services company, Washington Mutual, Inc. We also hold regional banking companies Bank of New York Company, Inc., and Northern Trust Corporation, which have very limited exposure to Asian events. On average over the first half of the fiscal year the financial sector has been close to 20% of the total portfolio.

A SOCIAL INVESTMENT NEWS UPDATE

As many socially-oriented investors are aware, last September the Securities and Exchange Commission (SEC) proposed new rules which would have made it much more difficult for shareholders to place resolutions on proxy ballots. A large coalition of over 400 socially concerned businesses, investment companies, religious organizations, and other groups formed a coalition to protest these proposed rules. We are pleased to report that the two top advisers on shareholder issues appointed to make recommendations to the SEC on the proposals essentially sided with the coalition and recommended reverting to the existing rules. It is widely expected that the SEC will adopt these recommendations in the near future.

                 SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
                                  May 15, 1998

THE OUTLOOK FOR THE SECOND HALF OF THE FISCAL YEAR

Along with other portfolio managers at Security Management Company, LLC, we expect corporate profits to slow in the next two quarters. Since stock prices are currently at high valuation levels, earnings surprises could have strong negative impact on share prices. Believing caution to be the safest avenue, we plan to further diversify the portfolio by adding more names and keeping the sizes of holdings in any one company relatively small.

Cindy Shields
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced Fund expenses during the period covered by this report and in the absence of such waiver the performance quoted would be reduced.

                                --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                       % of
                                                     net assets
                                                     ----------
                     Microsoft Corporation              3.0%

                     Coca-Cola Company                  3.0%

                     Merck & Company, Inc.              2.6%

                     Intel Corporation                  2.2%

                     Johnson & Johnson                  2.2%

                     **At March 31, 1998

                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                              1 year     Since Inception
                                              ------     ---------------
              A Shares                         44.9%          25.9%
                                                            (11-1-96)

              A Shares with sales charge       36.6%          20.7%
                                                            (11-1-96)

              B Shares                         43.1%          24.5%
                                                            (11-1-96)

              B Shares with CDSC               38.1%          21.9%
                                                            (11-1-96)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the period ended January 31, 1998 and began charging management fees February 1, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                              MANAGER'S COMMENTARY
                       SECURITY EQUITY FUND - VALUE SERIES
                                  May 15, 1998

To Our Shareholders:

The Value Series continues the excellent performance that has occurred since its inception in May 1997. For the six months concluded March 31, 1998 the Series returned 14.56% versus its Lipper peer group average of 12.49%.(1) Its benchmark, the S&P 500/Barra Value Index, rose 12.92% over the same period.

PRIMARY CONTRIBUTORS TO STRONG PERFORMANCE

During the first quarter of 1998, the total return of the portfolio was enhanced by the selection of stocks in the technology sector. Our choices of companies have been geared toward the computer services portion of the sector, an area benefiting from stable earnings growth. The companies in this category have in general been less susceptible to earnings announcement surprises than other technology areas. In addition, computer services are perceived by investors to have added strategic value in light of the takeover bid for Computer Sciences by Computer Associates.

Comverse Technology, Inc., a provider of value-added hardware and software for multimedia communications and voice processing applications, rose over 38% after reporting record earnings in the last quarter of 1997. Electronics for Imaging, Inc., which develops products and technologies that enable digital color printing over computer networks, also rose over 30% after being recommended highly by industry analysts.

OTHER AREAS OF STRENGTH

Other strong performers during the period included energy stocks Quaker State Corporation and Tesoro Petroleum Corporation. Quaker State's share price rose late in the period on buyout speculation, while Tesoro increased after receiving favorable recommendations from several Wall Street analysts. In communications, Metromedia International Group, Inc., has been a strong performer in part because of its ownership of cellular licenses in emerging markets where communication structures are in the early stages of expansion.

In some cases the portfolio benefited from what it didn't own. Sectors which were underweighted relative to the benchmark index include utilities, banks, and other economically sensitive sectors. These areas underperformed in general when compared with the broad market returns, and our underweighting boosted our performance versus other funds in the peer group.

STRATEGIES FOR FUTURE PURCHASES

The Value Series ideally seeks to capitalize on two types of investment opportunities. The first is an early-stage growth company which possesses internal dynamics that may reduce its dependency overall economic conditions. We would purchase these stocks at no more than very modest premiums to general market valuation levels in order to avoid those "high expectations" stocks generally owned by

                       SECURITY EQUITY FUND - VALUE SERIES
                                  May 15, 1998

aggressive, short-term oriented investors. Stocks in this category which can still be purchased at attractive prices may be clouded by some negative issue or concern, or perceived as broken growth stocks because the sector is experiencing a temporary difficulty.

The second opportunity lies in companies which have historically been underachievers but have the potential to significantly improve their performance. Such companies may be in the early stages of a restructuring or reorganization process that can provide the basis for sustained earnings acceleration. They would ideally have an attractive franchise value that could induce outsiders to consider improving the company if current management is unable to accomplish its goals.

Many of these opportunities are present today predominantly in the small-cap and midcap market sectors. I expect the Value Series to focus on these areas as we move through the second half of the fiscal year.

Jim Schier
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced Fund expenses during the period covered by this report and in the absence of such waiver the performance quoted would be reduced.

                                --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                       % of
                                                     net assets
                                                     ----------
                     Mylan Laboratories, Inc.           3.9%

                     Comverse Technology, Inc.          3.8%

                     Computer Sciences Corporation      3.1%

                     Hasbro, Inc.                       3.0%

                     Angelica Corporation               2.8%

                     ** At March 31, 1998


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                                   Since Inception
                                                   ---------------
                A Shares                               48.4%
                                                     (5-1-97)

                A Shares with sales charge             39.8%
                                                     (5-1-97)
                B Shares                               47.2%
                                                     (5-1-97)

                B Shares with CDSC                     42.2%
                                                     (5-1-97)

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from May 1, 1997 (date of inception) to March 31, 1998, and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the period ended January 31, 1998 and began charging management fees February 1, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                              MANAGER'S COMMENTARY
                   SECURITY EQUITY FUND - SMALL COMPANY SERIES
                                  May 15, 1998

                  [LOGO]   STRONG CAPITAL MANAGEMENT, INC.

To Our Shareholders:

The Small Company Series began operations on October 15, 1997. For the period since inception the Series returned 7.47%.(1) For the similar period the benchmark Russell 2000 Index of small-cap stocks gained 4.21%, and the Lipper peer group of small company funds rose 4.46%.

ECONOMIC ENVIRONMENT DURING THE PERIOD

The concerns of late 1997 carried over to the new year, and January saw cautious investors, leery of the effects of the Asian slowdown, create softness in equity prices. When fourth quarter earnings reports generally met expectations, buyers returned to the market and propelled the major indexes to all-time highs. Worries about profit margin squeezes continued to abound in an environment of full employment and expectations of price competition from Asian imports. However, these concerns were offset by strong cash flows into equities and the absence of inflation at both the producer and consumer levels.

The market generally shrugged off a deceleration of corporate earnings growth, resulting in further expansion of valuation measures. Flush with cash flows and discounting fears of impending global financial collapse, investors continued their affection for the liquidity of large-cap stocks. Newfound enthusiasm for sectors which were oversold in late 1997, such as technology, gave rise to a healthy broadening of the market in February and March.

SECTOR PERFORMANCE IN THE PORTFOLIO

Strong performance from the overweight retail and technology sectors and commercial services group helped the portfolio outperform its benchmark for the first quarter. Gains were slightly offset by weakness in oil service stocks and the soft financial sector, in which the portfolio's real estate holdings fared poorly. Healthcare and media holdings were solid, if unspectacular, contributors to overall positive returns. Stellar performers were quite diverse, including an aerospace and defense stock (Orbital Sciences Corporation), a food company (American Italian Pasta Company), a diversified drug firm (Biovail, Inc.), and a regional airline (Midwest Express Holdings, Inc.).

During the quarter, holdings of consumer cyclicals and oil service stocks were trimmed and financials, particularly real estate stocks, were significantly reduced. We used proceeds and inflows to the portfolio to expand holdings in the commercial service and computer service groups, diversify the portfolio's health care stocks, and increase weighting to the retail sector. We also initiated positions in two companies in the basic material sector.

                   SECURITY EQUITY FUND - SMALL COMPANY SERIES
                                  May 15, 1998

OUR THOUGHTS ABOUT THE COMING MONTHS

A gradual broadening of the market to secondary issues is a healthy and important force propelling the ongoing bull market. However, equity valuations are at very lofty levels, by all commonly accepted measures. We must continue to closely monitor the Asian situation for negative effects on corporate earnings, as well as the potential overheating of the domestic economy. We remain committed to investing in premier smaller long-term growth companies with sound managements, selling at reasonable valuations.

Ron Ognar
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Management fee waivers reduced Fund expenses during the period covered by this report and in the absence of such waiver the performance quoted would be reduced.

                                --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                       % of
                                                     net assets
                                                     ----------
                Lamar Advertising Company               3.3%

                Romac International, Inc.               2.8%

                Information Management
                  Resources, Inc.                       2.6%

                Sinclair Broadcast Group, Inc.          2.4%

                Biovail Corporation International       2.4%

                ** At March 31, 1998


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                                  Since Inception
                                                  ---------------
                 A Shares                              7.5%
                                                    (10-15-97)

                 A Shares with sales charge            1.3%
                                                    (10-15-97)

                 B Shares                              7.1%
                                                    (10-15-97)

                 B Shares with CDSC                    2.1%
                                                    (10-15-97)

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from October 15, 1997 (date of inception) to March 31, 1998, and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager waived the management fee for the Series for the period ended March 31, 1998 and has agreed to continue waiving its fee until September 30, 1998. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

                              MANAGER'S COMMENTARY
                               SECURITY ULTRA FUND
                                  May 15, 1998

To Our Shareholders:

The Security Ultra Fund got off to a slow start in the first half of the current fiscal year with a 7.24% total return, compared with 8.22% for its Lipper peer group.1 With a change in portfolio managers in mid-December came a planned restructuring which we believe will position the Fund for improved performance in the months ahead. In general, we have shifted out of some lower-growth companies into those with a higher growth potential. The capital goods and finance sectors have been reduced, while health care and technology have been increased.

STRONG PERFORMERS IN THE FIRST HALF

The greatest contributor to positive performance in recent months occurred in a financial sector holding. Insurance company AFLAC, Inc., gained investor favor after its management made positive comments about its earnings prospects. The financial sector overall, however, was a weak performer after the Asian economic crisis unfolded. Because we had a smaller weighting in financials than that of the benchmark index, the impact on our total return was less.

The energy sector benefited from an increase in oil prices. Our shares in Quaker State Corporation rose in value on buyout speculation. Another energy holding, Tesoro Petroleum Corporation, increased after receiving favorable recommendations from several Wall Street analysts.

AREAS OF WEAKER PERFORMANCE

Earnings disappointments played a large part in the underperformance of Ultra Fund. ADC Telecommunications, Inc., a manufacturer of transmission and networking systems, announced in January that its earnings were held back by slower-than-expected demand. Dura Pharmaceuticals, Inc., dropped 37% in value after announcing in late February that its earnings and sales would not meet expectations. A third company, CompUSA, which retails and resells personal computers, also said earnings would fail to meet expectations as personal computer prices continued to fall.

PLANS FOR THE COMING MONTHS

As we enter the second half of the fiscal year we plan to keep our technology sector weighting high, focusing on areas such as computer services, software, and telecommunications. We avoid heavy concentrations in personal computer stocks, hardware manufacturers, and peripherals because of the potential for slowing earnings growth, anticipated profit margin problems, and current high valuations.

                               SECURITY ULTRA FUND
                                  May 15, 1998

Health care will also be a large weighting, with emphasis on less well-known companies whose prices are at smaller premiums than their big-name pharmaceutical counterparts. We prefer manufacturers who are in the early stages of new product introductions, and whose stock prices may be penalized simply because of their smaller sizes.

We are anticipating a more difficult stock market environment for the next few months. Valuations are historically very high now, making it difficult to find attractive issues for purchase. Profitability levels are high as well, and may come under pressure because of slowing revenue growth and higher costs from items such as wage inflation. We will continue to search for reasonably priced growth issues.

Jim Schier
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                                --PERFORMANCE--

                                TOP 5 HOLDINGS**

                                                       % of
                                                     net assets
                                                     ----------
                Comverse Technology, Inc.               4.6%

                Mylan Laboratories, Inc.                4.3%

                AFLAC, Inc.                             2.7%

                American Management
                  Systems, Inc.                         2.4%

                Northern Trust Corporation              2.0%

                **At March 31, 1998

                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1998

                                               1 year   5 years   10 years
                                               ------   -------   --------
         A Shares                               41.2%     13.3%     11.0%

         A Shares with sales charge             33.0%     11.9%     10.4%

         B Shares                               39.9%     12.1%      N/A
                                                        (10-19-93)
                                                     (since inception)

         B Shares with CDSC                     34.9%     11.7%      N/A
                                                         (10-19-93)
                                                     (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                        SECURITY GROWTH AND INCOME FUND

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                          NUMBER OF     MARKET
PREFERRED STOCKS                                           SHARES       VALUE
--------------------------------------------------------------------------------
BANKING AND CREDIT - 0.6%
California Federal Bank, 9.125% ....................        17,050  $    468,875
California Federal Bank, 11.50% ....................         1,875       212,344
                                                                    ------------
                                                                         681,219
COMMUNICATIONS - 0.2%
CSC Holdings, Inc. .................................         1,788       204,771

ENTERTAINMENT - 0.3%
Time Warner, Inc. ..................................           278       311,012

PUBLISHING & PRINTING - 0.3%
K-III Communications Corporation ...................         2,500       266,250
                                                                    ------------
Total preferred stocks - 1.4% ......................                   1,463,252

TRUST PREFERRED SECURITIES(1)
-----------------------------
FINANCE - 0.4%
S I Financing Inc., 9.5% - 2026 ....................         7,500       202,031
IBJ Preferred Capital Company, LLC,
  8.79% - 2049 .....................................  $    200,000       193,500
                                                                    ------------
                                                                         395,531
CORPORATE BONDS
---------------
AEROSPACE & DEFENSE - 0.1%
Burke Industries, Inc., 10.0% - 2007 ...............  $    100,000       106,375

BANKING & CREDIT - 0.5%
BF Saul REIT, 11.625% - 2002 .......................  $    200,000       212,250
BF Saul REIT, 9.75% - 2008 .........................  $    100,000       101,000
Bay View Capital Corporation,
  9.125% - 2007 ....................................  $    100,000       105,000
FCB/NC Capital Trust, Inc.,
  8.05% - 2028 .....................................  $    125,000       126,250
                                                                    ------------
                                                                         544,500
BROADCAST MEDIA - 0.2%
Allbritton Communications Company,
  9.75% - 2007 .....................................  $    125,000       132,188
Allbritton Communications, Inc.,
  8.875% - 2008 ....................................  $     50,000        50,625
                                                                    ------------
                                                                         182,813
CABLE SYSTEMS - 0.4%
Adelphia Communications, Inc.,
  8.375% - 2008 ....................................  $    125,000       125,313
Diamond Holdings, Inc.,
  9.125% - 2008 ....................................  $    125,000       128,750
Jones Intercable, Inc., 7.625% - 2008 ..............  $    100,000        98,625
                                                                    ------------
                                                                         352,688
CHEMICALS - 0.1%
Envirodyne Industries, Inc.,
  12.00% -2000 .....................................  $    100,000       106,875

                                                          PRINCIPAL     MARKET
CORPORATE BONDS (continued)                                AMOUNT       VALUE
--------------------------------------------------------------------------------
COMMUNICATIONS - 1.2%
Century Communications Corporation,
  9.50% - 2005 .....................................  $    100,000  $    107,125
Century Communications Corporation,
  8.75% - 2007 .....................................       100,000       101,750
CF Cable TV, Inc., 11.625% - 2005 ..................       150,000       170,625
Comcast Corporation, 9.125% - 2006 .................        75,000        79,969
CSC Holdings, Inc., 7.875% - 2007 ..................        75,000        76,875
CSC Holdings, Inc., 7.875% - 2018 ..................        25,000        24,750
Heritage Media Corporation,
  8.75% - 2006 .....................................       100,000       107,000
Lenfest Communications, Inc.,
  10.50% -2006 .....................................       125,000       142,500
Rogers Cablesystems Ltd.,
  9.625% - 2002 ....................................       175,000       187,687
Rogers Communications, Inc.,
  9.125% - 2006 ....................................       200,000       204,500
                                                                    ------------
                                                                       1,202,781
CONSUMER GOODS & SERVICES - 0.1%
Chattem, Inc., 8.875% - 2008 .......................       150,000       151,875

COSMETICS - 0.2%
Revlon Consumer Products,
  8.125% - 2006 ....................................       175,000       177,187

DIVERSIFIED - 0.2%
Sequa Corporation, 9.375% - 2003 ...................       250,000       258,750

ELECTRIC & GAS COMPANIES - 0.3%
AES Corporation, 10.25% - 2006 .....................       200,000       220,500
Cal Energy Company, Inc.,
  9.50% - 2006 .....................................       100,000       108,375
                                                                    ------------
                                                                         328,875
FINANCE - 0.5%
Dollar Financial Group, Inc.,
  10.875% - 2006 ...................................       300,000       328,500
Homeside, Inc., 11.25% - 2003 ......................       121,000       143,385
                                                                    ------------
                                                                         471,885
FOOD & BEVERAGE TRADE - 0.2%
Delta Beverage Group,
  9.75% - 2003 .....................................       200,000       210,000

GAMING - 0.7%
Hard Rock Hotel, Inc.,
  9.25% - 2005 .....................................        75,000        76,500
Harrah's Operating, Inc.,
  8.75% - 2000 .....................................       350,000       363,125
MGM Grand, Inc., 6.625% - 2005 .....................       125,000       122,500
Mirage Resorts, Inc.,
  6.625% - 2005 ....................................       125,000       123,281
                                                                    ------------
                                                                         685,406
                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                   SECURITY GROWTH AND INCOME FUND (continued)

                                                          PRINCIPAL     MARKET
CORPORATE BONDS (continued)                                AMOUNT       VALUE
--------------------------------------------------------------------------------
HEALTH CARE - SERVICES - 0.3%
Genesis Eldercare Acq,
  9.0% - 2007 ......................................  $    200,000  $    206,250
Prime Medical Services,
  8.75% - 2008 .....................................        75,000        75,375
                                                                    ------------
                                                                         281,625
HOSPITAL MANAGEMENT - 0.1%
Tenet Healthcare Corporation,
  10.125% - 2005 ...................................       100,000       109,750

HOUSING-HOME BUILDING - 0.3%
Hovnanian Enterprise,
  9.75% - 2005 .....................................       100,000       101,500
Toll Corporation, 7.75% - 2007 .....................       250,000       253,438
                                                                    ------------
                                                                         354,938
INDUSTRIAL PRODUCT - 0.2%
Shop Vac Corporation,
  10.625% - 2003 ...................................       200,000       218,500

MACHINERY - 0.1%
Columbus McKinnon Corporation,
  8.5% - 2008 ......................................       150,000       150,750

MANUFACTURING - 0.1%
AGCO Corporation,
  8.50% - 2006 .....................................       100,000       103,750

METALS & MINERALS - 0.1%
Simcala, Inc., 9.625% - 2006 .......................        75,000        75,750

OIL & GAS COMPANIES - 0.1%
Seagull Energy Corporation,
  8.625% - 2005 ....................................       100,000       103,500

PUBLISHING & PRINTING - 0.2%
Golden Books Publishing, Inc.,
  7.65% - 2002 .....................................       200,000       193,000

REFINERY - 0.2%
Crown Central Petroleum Corporation,
  10.875% - 2005 ...................................       200,000       213,500

RESTAURANTS - 0.4%
Carrols Corporation,
  11.50% - 2003 ....................................       425,000       450,500

RETAIL - APPAREL - 0.1%
Specialty Retailers, Inc.,
  8.50% - 2005 .....................................       125,000       128,125

RETAIL - SPECIALTY - 0.1%
Zale's Corporation,
  8.50% - 2007 .....................................       100,000       102,250

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                          NUMBER OF     MARKET
CORPORATE BONDS (continued)                                SHARES       VALUE
--------------------------------------------------------------------------------
STEEL & METAL PRODUCTS - 0.4%
AK Steel Corporation,
  9.125% - 2006 ....................................  $    125,000  $    134,062
Ameristeel Corporation,
  8.75% - 2008 .....................................  $    100,000       101,250
WHX Corporation,
  10.5% - 2005 .....................................  $     75,000        76,500
Wheeling-Pittsburg Corporation,
  9.25% - 2007 .....................................  $    100,000       101,500
                                                                    ------------
                                                                         413,312
TELECOMMUNICATIONS - 1.1%
Comcast Cellular Holdings, Inc.,
  9.5% - 2007 ......................................  $    200,000       210,500
Intermedia Communications,
  8.5% - 2008 ......................................  $    250,000       261,875
Mastec, Inc., 7.75% - 2008 .........................  $     75,000        75,188
Mcleodusa, Inc.,
  8.375% - 2008 ....................................  $    175,000       181,125
RCN Corporation, 10.0% - 2007 ......................  $    225,000       240,187
Satelites Mexicanos, Inc.,
  10.125% - 2004 ...................................  $    200,000       205,500
                                                                    ------------
                                                                       1,174,375
TEXTILES - 0.3%
Delta Mills, Inc., 9.625% - 2007 ...................  $    100,000       104,000
Westpoint Stevens, Inc.,
  9.375% - 2005 ....................................  $    200,000       211,500
                                                                    ------------
                                                                         315,500
                                                                    ------------
Total corporate bonds - 8.8% .....................................     9,169,135

COMMON STOCKS
-------------
AGRICULTURAL PRODUCTS - 1.3%
Archer-Daniels-Midland Company .....................        60,000     1,316,250

ALUMINUM - 0.8%
Aluminum Company of America ........................        10,000       688,125

AUTO PARTS & EQUIPMENT - 1.1%
TRW, Inc. ..........................................        20,000     1,102,500

AUTOMOBILES - 1.3%
General Motors Corporation .........................        20,000     1,348,750

BANKS - MAJOR REGIONAL - 2.3%
Bank of New York Company, Inc. .....................         5,000       314,062
Wells Fargo & Company ..............................         5,800     1,921,250
                                                                    ------------
                                                                       2,235,312
BANKS - MONEY CENTER - 0.3%
Chase Manhattan Corporation ........................         2,200       296,725

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                   SECURITY GROWTH AND INCOME FUND (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
BEVERAGES - ALCOHOLIC - 0.9%
Anheuser-Busch Companies, Inc ......................        20,000  $    926,250

BEVERAGES - SOFT DRINK - 1.2%
PepsiCo, Inc. ......................................        30,000     1,280,625

CHEMICALS-BASIC - 1.2%
Praxair, Inc. ......................................        25,000     1,285,938

CHEMICALS-SPECIALTY - 1.8%
Dexter Corporation .................................        20,000       827,500
Materials Sciences Corporation* ....................        30,000       328,125
Minerals Technologies, Inc. ........................        15,000       755,625
                                                                    ------------
                                                                       1,911,250
COMMUNICATION EQUIPMENT - 2.6%
ANTEC Corporation* .................................        50,000       750,000
Ciena Corporation* .................................        10,000       426,250
Harris Corporation .................................        25,000     1,515,625
                                                                    ------------
                                                                       2,691,875
COMPUTER SOFTWARE/SERVICES - 0.6%
Computer Sciences Corporation ......................        12,000       660,000

CONTAINERS & PACKAGING - 0.9%
Bemis Company, Inc. ................................         6,000       270,750
Sealright Company, Inc.*  ..........................         5,400        74,250
Union Camp Corporation .............................        10,000       597,500
                                                                    ------------
                                                                         942,500
ELECTRIC COMPANIES - 4.9%
Allegheny Energy, Inc. .............................        13,000       436,313
American Electric Power
  Company, Inc. ....................................        15,000       753,750
Kansas City Power & Light
  Company ..........................................        30,000       945,000
LG&E Energy Corporation ............................        10,000       258,125
Peco Energy Company ................................        40,000       885,000
Potomac Electric Power Company .....................        20,000       501,250
Public Service Enterprise Group,Inc ................        13,000       492,375
Texas Utilities Company ............................        20,000       786,250
                                                                    ------------
                                                                       5,058,063
ELECTRICAL EQUIPMENT - 2.8%
AMP, Inc. ..........................................        20,000       876,250
Emerson Electric Company ...........................         6,000       391,125
General Electric Company ...........................        10,000       861,875
Hubbell, Inc. (Cl.B) ...............................        15,000       755,625
                                                                    ------------
                                                                       2,884,875
ELECTRONICS - DEFENSE - 1.1%
Raytheon Company (Cl.B) ............................        20,000     1,167,500

ELECTRONICS - INSTRUMENTATION - 1.2%
E G & G, Inc. ......................................        22,000       639,375
Sawtek, Inc.* ......................................        24,000       609,000
                                                                    ------------
                                                                       1,248,375
FINANCIAL-DIVERSE - 0.9%
Fannie Mae .........................................        15,000       948,750

FOODS - 3.0%
Chiquita Brands International, Inc. ................       105,000     1,437,188
ConAgra, Inc. ......................................        30,000       963,750
General Mills, Inc. ................................        10,000       760,000
                                                                    ------------
                                                                       3,160,938
FOOTWEAR - 0.2%
Nike, Inc. (Cl.B) ..................................         4,000       177,000

GAMING - 0.8%
Circus Circus Enterprises, Inc.* ...................        38,000       798,000

GOLD & PRECIOUS METALS MINING - 0.9%
Barrick Gold Corporation ...........................        45,000       973,125

HEALTH CARE - LONG TERM CARE - 0.8%
Integrated Health Services, Inc. ...................        20,000       786,250

HEALTH CARE - MANAGED CARE - 1.1%
Humana, Inc.* ......................................        20,000       496,250
United Healthcare Corporation ......................        10,000       647,500
                                                                    ------------
                                                                       1,143,750
HOUSEHOLD FURNISHINGS & APPLIANCES -1.8%
Meadowcraft, Inc.* .................................        87,500     1,279,687
Whirlpool Corporation ..............................         9,000       617,063
                                                                    ------------
                                                                       1,896,750
INSURANCE - PROPERTY - 3.8%
Allstate Corporation ...............................         5,000       459,687
Leucadia National Corporation ......................        30,000     1,181,250
SAFECO Corporation .................................        10,000       546,563
St. Paul Companies, Inc. ...........................        20,000     1,782,500
                                                                    ------------
                                                                       3,970,000
IRON & STEEL - 0.8%
Cleveland-Cliffs, Inc. .............................        15,000       806,250

LEISURE TIME PRODUCTS - 0.3%
Hasbro, Inc. .......................................        10,000       353,125

LODGING - HOTELS - 0.4%
La Quinta Inns, Inc. ...............................        20,000       420,000

MANUFACTURING-DIVERSIFIED - 3.2%
AlliedSignal, Inc. .................................        50,000     2,100,000
Tenneco, Inc. ......................................        28,000     1,195,250
                                                                    ------------
                                                                       3,295,250
MEDICAL PRODUCTS & SUPPLIES - 2.9%
Baxter International, Inc. .........................        20,000     1,102,500
Stryker Corporation ................................        20,000       937,500

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                   SECURITY GROWTH AND INCOME FUND (continued)

                                                         NUMBER         MARKET
COMMON STOCKS (continued)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES (continued)
Sunrise Medical, Inc.* .............................        60,000  $    956,250
                                                                    ------------
                                                                       2,996,250
NATURAL GAS - 4.7%
Consolidated Natural Gas Company ...................        15,000       865,312
Equitable Resources, Inc. ..........................        86,200     2,866,150
People's Energy Corporation ........................        30,000     1,091,250
                                                                    ------------
                                                                       4,822,712
OFFICE EQUIPMENT & SUPPLIES - 1.2%
Corporate Express, Inc. ............................       120,000     1,196,250

OIL - DOMESTIC - 0.6%
Unocal Corporation .................................        15,000       580,312

OIL - INTERNATIONAL - 4.2%
Chevron Corporation ................................        13,000     1,044,063
Mobil Corporation ..................................        20,000     1,532,500
Texaco, Inc. .......................................        30,000     1,807,500
                                                                    ------------
                                                                       4,384,063
OIL & GAS - DRILLING & EQUIPMENT - 0.8%
Halliburton Company ................................        10,000       501,875
Schlumberger, Ltd. .................................         5,000       378,750
                                                                    ------------
                                                                         880,625
OIL & GAS - EXPLORATION & PRODUCTION - 4.2%
Enron Oil & Gas Company ............................        40,000       917,500
Forcenergy, Inc.* ..................................        40,000     1,060,000
Kerr-McGee Corporation .............................        10,000       695,625
YPF Sociedad Anomima ADR ...........................        50,000     1,700,000
                                                                    ------------
                                                                       4,373,125
OIL & GAS - REFINING & MARKETING -1.7%
Ultramar Diamond Shamrock
  Corporation ......................................        50,000     1,762,500

PAPER & FOREST PRODUCTS - 4.1%
Boise Cascade Corporation ..........................        20,000       721,250
Champion International Corporation .................        10,000       543,125
International Paper Company ........................        30,000     1,404,375
Louisiana-Pacific Corporation ......................        50,000     1,162,500
Rayonier, Inc. .....................................        10,000       456,875
                                                                    ------------
                                                                       4,288,125
PHARMACEUTICALS - 2.1%
Mylan Laboratories, Inc. ...........................        40,000       920,000
Teva Pharmaceutical Industries,
  Ltd., ADR ........................................        30,000     1,282,500
                                                                    ------------
                                                                       2,202,500
PHOTOGRAPHY - IMAGING - 0.6%
Eastman Kodak Company ..............................        10,000       648,750

PUBLISHING - NEWSPAPER - 1.0%
News Corporation, Ltd. ADR .........................        45,000     1,035,000

RAILROADS - 1.9%
Canadian Pacific, Ltd. .............................        40,000     1,180,000
Norfolk Southern Corporation .......................        10,000       373,750
RailAmerica, Inc.* .................................        60,000       401,250
                                                                    ------------
                                                                       1,955,000
REAL ESTATE INVESTMENT TRUSTS - 3.2%
Camden Property Trust ..............................        20,000       592,500
Health & Retirement Property Trust .................        20,000       402,500
Highwoods Properties, Inc. .........................        10,000       353,125
Hospitality Properties Trust .......................        20,000       708,750
Liberty Property Trust .............................        16,000       430,000
Simon Debartolo Group, Inc.* .......................        12,000       411,000
United Dominion Realty Trust, Inc. .................        30,000       435,000
                                                                    ------------
                                                                       3,332,875
RESTAURANTS - 2.9%
The Cheesecake Factory* ............................        30,000       999,375
McDonald's Corporation .............................        23,000     1,380,000
Wendy's International, Inc. ........................        30,000       669,375
                                                                    ------------
                                                                       3,048,750
RETAIL - DEPARTMENT STORES - 0.7%
Dillard's Inc. .....................................        20,000       738,750

RETAIL - FOOD CHAINS - 0.6%
Giant Food, Inc. ...................................        15,000       579,375

RETAIL - SPECIALTY - 1.5%
Toys "R" Us, Inc.* .................................        20,000       601,250
Woolworth Corporation*  ............................        40,000     1,000,000
                                                                    ------------
                                                                       1,601,250
SERVICES - ADVERTISING/MARKETING -1.7%
Acxiom Corporation* ................................        50,000     1,281,250
Omnicom Group, Inc. ................................        10,000       470,625
                                                                    ------------
                                                                       1,751,875
SERVICES - COMMERCIAL & CONSUMER -1.2%
Angelica Corporation ...............................        53,000     1,222,313

SERVICES - DATA PROCESSING - 0.9%
First Data Corporation .............................        30,000       975,000

TOBACCO - 0.6%
Philip Morris Companies, Inc. ......................        15,000       625,312

WASTE MANAGEMENT - 1.1%
Browning-Ferris Industries .........................        15,000       489,375
Waste Management, Inc. .............................        20,000       616,250
                                                                    ------------
                                                                       1,105,625
                                                                    ------------
Total common stocks - 88.7% ......................................    91,880,438
                                                                    ------------
Total investments - 99.3%                                            102,908,356
Cash and other assets, less liabilities - 0.7% ...................       729,714
                                                                    ------------
Total net assets - 100.0%.........................................  $103,638,070
                                                                    ============
                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                      SECURITY EQUITY FUND - EQUITY SERIES

                                                          NUMBER OF     MARKET
COMMON STOCKS                                              SHARES       VALUE
--------------------------------------------------------------------------------
AUTOMOBILES - 1.0%
Chrysler Corporation ...............................       230,000  $  9,559,375

BANKS - MAJOR REGIONAL - 3.9%
Bank of New York Company, Inc. .....................       200,000    12,562,500
Northern Trust Corporation .........................       200,000    14,950,000
Norwest Corporation ................................       240,000     9,975,000
                                                                    ------------
                                                                      37,487,500
BANKS - MONEY CENTER - 2.2%
BankAmerica Corporation ............................        80,000     6,610,000
Chase Manhattan Corporation ........................       110,000    14,836,250
                                                                    ------------
                                                                      21,446,250
BEVERAGES - SOFT DRINK - 1.2%
PepsiCo, Inc. ......................................       260,000    11,098,750

BROADCAST MEDIA - 0.7%
Chancellor Media Corporation* ......................       150,000     6,881,250

CHEMICALS - BASIC - 1.9%
Imperial Chemical Industries PLC ADR ...............       115,000     8,265,625
Praxair, Inc. ......................................       200,000    10,287,500
                                                                    ------------
                                                                      18,553,125
CHEMICALS - DIVERSIFIED - 1.1%
B.F. Goodrich Company ..............................       200,000    10,212,500

COMMUNICATION EQUIPMENT - 0.7%
Lucent Technologies, Inc. ..........................        50,000     6,393,750

COMPUTER HARDWARE - 1.3%
Compaq Computer Corporation ........................        80,000     2,070,000
International Business Machines
  Corporation ......................................       100,000    10,387,500
                                                                    ------------
                                                                      12,457,500
COMPUTERS - NETWORKING - 1.1%
Cisco Systems, Inc.* ...............................       150,000    10,256,250

COMPUTER SOFTWARE/SERVICES - 3.6%
BMC Software, Inc.* ................................       135,000    11,314,688
Computer Sciences Corporation* .....................       120,000     6,600,000
Microsoft Corporation* .............................       180,000    16,110,000
Wang Laboratories, Inc. Warrants ...................         2,369        30,501
                                                                    ------------
                                                                      34,055,189
ELECTRICAL EQUIPMENT - 3.4%
Emerson Electric Company ...........................       150,000     9,778,125
General Electric Company ...........................       200,000    17,237,500
Honeywell, Inc. ....................................        65,000     5,374,687
                                                                    ------------
                                                                      32,390,312
ELECTRONICS - SEMICONDUCTORS - 0.7%
Intel Corporation ..................................        90,000     7,025,625

ENTERTAINMENT - 0.8%
Time Warner, Inc. ..................................       100,000     7,200,000

FINANCIAL - DIVERSE - 3.5%
American General Corporation .......................       100,000     6,468,750
Fannie Mae .........................................       230,000    14,547,500
Federal Home Loan Mortgage
  Corporation ......................................       270,000    12,808,125
                                                                    ------------
                                                                      33,824,375
FOODS - 3.4%
Bestfoods ..........................................       120,000    14,025,000
ConAgra, Inc. ......................................       320,000    10,280,000
Ralston-Purina Group ...............................        75,000     7,950,000
                                                                    ------------
                                                                      32,255,000
GAMING & LOTTERY - 0.1 %
Circus Circus Enterprises, Inc.* ...................        53,000     1,113,000

HARDWARE & TOOLS - 0.3%
Black & Decker Corporation .........................        50,000     2,653,125

HEALTH CARE - DIVERSE - 3.1%
American Home Products Corporation .................       150,000    14,306,250
Bristol-Myers Squibb Company .......................       150,000    15,646,875
                                                                    ------------
                                                                      29,953,125
HOUSEHOLD FURNISHINGS & APPLIANCES - 2.2%
Leggett & Platt, Inc. ..............................       230,500    11,856,344
Sunbeam Corporation ................................       200,000     8,812,500
                                                                    ------------
                                                                      20,668,844
HOUSEHOLD PRODUCTS - 3.8%
Colgate-Palmolive Company ..........................       150,000    12,993,750
Fort James Corporation .............................       225,000    10,307,812
Procter & Gamble Company ...........................       150,000    12,656,250
                                                                    ------------
                                                                      35,957,812
INSURANCE - MULTI-LINE - 3.8%
American International Group, Inc. .................       110,000    13,853,125
Hartford Financial Services Group,Inc ..............       100,000    10,850,000
Lincoln National Corporation .......................       135,000    11,458,125
                                                                    ------------
                                                                      36,161,250
INSURANCE - PROPERTY - 2.5%
Allstate Corporation ...............................       145,000    13,330,938
Chubb Corporation ..................................       140,000    10,972,500
                                                                    ------------
                                                                      24,303,438
LODGING - HOTELS - 1.5%
Carnival Corporation (Cl. A) .......................       200,000    13,950,000

MACHINERY - DIVERSE - 0.8%
Cooper Industries, Inc. ............................       120,000     7,132,500

MANUFACTURING - DIVERSIFIED - 7.7%
AlliedSignal, Inc. .................................       320,000    13,440,000
Crane Company ......................................       200,000    10,600,000
Textron, Inc. ......................................       105,000     8,085,000

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                SECURITY EQUITY FUND - EQUITY SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED (continued)
Tyco International, Ltd. ...........................       315,000  $ 17,206,875
U.S. Industries, Inc. ..............................       470,000    14,129,375
United Technologies Corporation ......................     115,000    10,615,937
                                                                    ------------
                                                                      74,077,187
MEDICAL PRODUCTS & SUPPLIES - 3.6%
Baxter International, Inc. .........................       200,000    11,025,000
Becton, Dickinson & Company ........................       200,000    13,612,500
Medtronic, Inc. ....................................       200,000    10,375,000
                                                                    ------------
                                                                      35,012,500
NATURAL GAS - 2.0%
Coastal Corporation ................................       170,000    11,071,250
MCN Energy Group, Inc. .............................       150,000     5,606,250
Williams Companies, Inc. ...........................        70,000     2,240,000
                                                                    ------------
                                                                      18,917,500
OIL - DOMESTIC - 0.4%
USX Marathon Group .................................       100,000     3,762,500

OIL - INTERNATIONAL - 4.2%
Chevron Corporation ................................        90,000     7,228,125
Mobil Corporation ..................................       140,000    10,727,500
Royal Dutch Petroleum Company ......................       200,000    11,362,500
Texaco, Inc. .......................................       180,000    10,845,000
                                                                    ------------
                                                                      40,163,125
OIL & GAS - DRILLING & EQUIPMENT - 0.6%
Schlumberger, Ltd. .................................        70,000     5,302,500

OIL & GAS - EXPLORATION & PRODUCTION - 1.8%
Burlington Resources, Inc. .........................       250,000    11,984,375
YPF Sociedad Anonima ADR ...........................       150,000     5,100,000
                                                                    ------------
                                                                      17,084,375
PAPER & FOREST PRODUCTS - 0.8%
Bowater, Inc. ......................................       140,000     7,901,250

PERSONAL CARE - 1.2%
Gillette Company ...................................       100,000    11,868,750

PHARMACEUTICALS - 3.0%
Schering-Plough Corporation ........................       200,000    16,337,500
SmithKline Beecham PLC ADR .........................       200,000    12,512,500
                                                                    ------------
                                                                      28,850,000
PHOTOGRAPHY/IMAGING - 1.3%
Xerox Corporation ..................................       120,000    12,772,500

PUBLISHING - 0.9%
McGraw-Hill Companies, Inc. ........................       110,000     8,366,875

PUBLISHING - NEWSPAPER - 2.4%
Gannett Company, Inc. ..............................       160,000    11,500,000
Tribune Company ....................................       165,000    11,632,500
                                                                    ------------
                                                                      23,132,500
RAILROADS - 1.2%
Canadian Pacific, Ltd. .............................       400,000    11,800,000

RETAIL - APPAREL - 1.0%
TJX Companies, Inc. ................................       220,000     9,955,000

RETAIL - BUILDING SUPPLIES - 1.6%
Home Depot, Inc. ...................................        45,000     3,034,687
Sherwin-Williams Company ...........................       350,000    12,425,000
                                                                    ------------
                                                                      15,459,687
RETAIL - DEPARTMENT STORES - 2.2%
Federated Department Stores, Inc.* .................       200,000    10,362,500
Proffitt's, Inc.* ..................................       300,000    10,875,000
                                                                    ------------
                                                                      21,237,500
RETAIL - DRUG STORES - 2.3%
Rite Aid Corporation ...............................       340,000    11,645,000
Walgreen Company ...................................       300,000    10,556,250
                                                                    ------------
                                                                      22,201,250
RETAIL - FOOD CHAINS - 2.1%
Kroger Company* ....................................       175,000     8,082,813
Safeway, Inc.* .....................................       340,000    12,558,750
                                                                    ------------
                                                                      20,641,563
RETAIL - GENERAL MERCHANDISE - 0.5%
Dayton Hudson Corporation ..........................        60,000     5,280,000

RETAIL - SPECIALTY - 2.1%
Payless ShoeSource, Inc.* ..........................       225,000    16,931,250
Woolworth Corporation*  ............................       120,000     3,000,000
                                                                    ------------
                                                                      19,931,250
SERVICES - ADVERTISING/MARKETING - 1.7%
Omnicom Group, Inc. ................................       340,000    16,001,250

SERVICES - COMMERCIAL & CONSUMER - 1.1%
Viad Corporation ...................................       450,000    10,912,500

TELECOMMUNICATIONS - LONG DISTANCE - 1.1%
WorldCom, Inc.* ....................................       250,000    10,765,625

WASTE MANAGEMENT - 0.7%
U.S.A. Waste Service, Inc.* ........................       160,000     7,130,000
                                                                    ------------
Total common stocks - 96.1% ......................................   921,517,032
Cash and other assets, less liabilities - 3.9% ...................    37,331,498
                                                                    ------------
Total net assets - 100% ..........................................  $958,848,530
                                                                    ============

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                      SECURITY EQUITY FUND - GLOBAL SERIES

                                                          NUMBER OF     MARKET
COMMON STOCKS                                              SHARES       VALUE
--------------------------------------------------------------------------------
AUSTRALIA - 3.8%
Foster's Brewing Group, Ltd. .......................       281,600  $    614,390
QBE Insurance Group, Ltd. ..........................        60,031       262,745
Telestra Corporation, Ltd.* ........................       170,000       438,545
                                                                    ------------
                                                                       1,315,680
AUSTRIA - 1.6%
Boehler-Uddeholm AG ................................         3,300       223,707
Wienerberger Baustoffindustrie AG ..................         1,530       314,920
                                                                    ------------
                                                                         538,627
BELGIUM - 1.0%
Electrabel S.A .....................................         1,370       349,064

CANADA - 5.9%
Bombardier, Inc. "B" ...............................        13,100       322,864
Chapters, Inc.* ....................................           800        17,917
Hudson's Bay Company ...............................         7,800       164,542
Imax Corporation ADR* ..............................        28,800       817,200
Tarragon Oil and Gas, Ltd.* ........................        24,600       167,790
Yogen Fruz World-Wide Inc.* ........................        76,230       541,387
                                                                    ------------
                                                                       2,031,700
CHILE - 0.5%
Banco Santander ADR ................................        11,100       156,094

FRANCE - 6.5%
Alcatel Alsthom ....................................         2,070       388,562
AXA-UAP ............................................         3,400       350,114
Banque Nationale De Paris ..........................         4,500       349,719
Elf Aquitaine S.A. ADR .............................         8,500       550,375
Sidel S.A ..........................................         3,720       270,188
Societe Generale-A .................................         1,700       340,237
                                                                    ------------
                                                                       2,249,195
GERMANY - 3.6%
Allianz AG .........................................         1,170       351,442
Allianz AG Rights ..................................         1,850         9,153
Deutsche Bank AG ...................................         7,700       577,291
Hoechst AG .........................................         2,500        97,400
Rofin-Sinar Technologies
  Inc. ADR* ........................................        11,300       217,525
                                                                    ------------
                                                                       1,252,811
GREECE - 1.0%
Ergo Bank S.A ......................................         4,800       343,747

HONG KONG - 1.6%
China Resources Enterprises, Ltd. ..................        66,000       133,737
China Telecommunications, Ltd.* ....................       132,000       267,473
JCG Holdings, Ltd. .................................       320,000       164,170
                                                                    ------------
                                                                         565,380
HUNGARY - 0.3%
Zalakeramia Rt .....................................         1,800        88,608

IRELAND - 3.8%
Allied Irish Banks PLC .............................        31,700       388,961
Elan Corporation PLC ADR ...........................         9,600       620,400
Ryanair Holdings PLC ...............................        41,900       310,292
                                                                    ------------
                                                                       1,319,653
ITALY - 1.1%
Telecom Italia SpA .................................        47,100       371,168

JAPAN - 5.9%
Acom Company, Ltd. .................................         3,500       174,539
Amway Japan, Ltd. ..................................         7,300       109,485
Asahi Diamond Industry
  Company, Ltd. ....................................        22,000       105,586
Benesse Corporation ................................         5,000       139,856
Bunka Shutter Company Ltd. .........................        44,000       130,992
Daiwa House Industry
  Company, Ltd. ....................................        23,000       168,165
Doutor Coffee Company, Ltd. ........................         6,500       153,542
Maruko Company, Ltd. ...............................         2,200        12,703
Mos Food Service Inc. ..............................        18,000       233,519
National House Industrial
  Company, Ltd. ....................................        14,000       118,634
Paris Miki Inc. ....................................         3,600        51,023
Snow Brand Milk Products
  Company, Ltd. ....................................        48,000       160,179
Sony Corporation ...................................         2,300       194,899
Tiemco, Ltd. .......................................         3,300        43,307
York-Benimaru Company,
  Ltd ..............................................        12,000       220,471
                                                                    ------------
                                                                       2,016,900
MALAYSIA - 2.2%
Austral Enterprises Berhad .........................       119,000       147,773
Kuala Lumpur Kepong Berhad .........................        71,000       170,677
Leader Universal Holdings Berhad ...................       107,000        49,680
Magnum Corporation Berhad ..........................       451,000       386,580
                                                                    ------------
                                                                         754,710
NETHERLANDS - 0.2%
Koninklijke Ahrend Group N.V .......................         1,600        56,642

NORWAY - 1.4%
Saga Petroleum ASA "A" .............................        27,800       494,083

PHILIPPINES - 0.5%
C&P Homes, Inc. ....................................     1,397,450       125,369
Ionics Circuit, Inc. ...............................       111,800        58,261
                                                                    ------------
                                                                         183,630
                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                SECURITY EQUITY FUND - GLOBAL SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
SINGAPORE - 1.0%
Cerebos Pacific, Ltd. ..............................        68,000  $    160,847
Keppek Fels, Ltd. ..................................        47,000       131,546
Mandarin Oriental International,
  Ltd ..............................................        60,000        48,000
                                                                    ------------
                                                                         340,393
SPAIN - 0.5%
Adolfo Dominguez S.A.* .............................         5,400       183,313

SWEDEN - 4.9%
Castellum AB* ......................................        45,900       479,424
Fastighets AB Hufvudstaden "A" .....................        52,400       209,095
Industrial & Financial
  Systems "B"* .....................................        41,500       342,621
Skandinaviska Enskilda Banken ......................        13,700       199,649
Swedish Match AB ...................................       134,200       446,535
                                                                    ------------
                                                                       1,677,324
SWITZERLAND - 4.3%
Nestle S.A .........................................           186       355,411
Novartis AG ........................................           184       325,640
Saurer AG ..........................................           440       455,446
Schweizerische
  Lebensversicherungs-und
  Rentenstalt ......................................           410       346,668
                                                                    ------------
                                                                       1,483,165
UNITED KINGDOM, - 16.6%
Aegis Group PLC ....................................       222,500       314,847
Beazer Group PLC ...................................        15,300        53,292
Cadbury Schweppes PLC ..............................        25,000       341,200
Capita Group PLC ...................................        41,900       315,395
D.F.S. Furniture Company PLC .......................        29,600       172,745
George Wimpey PLC ..................................       212,000       457,970
Glaxo Wellcome PLC .................................        10,700       284,183
Harvey Nichols PLC .................................        22,800        91,252
J.D. Wetherspoon PLC ...............................        36,800       207,677
Oriflame International S.A .........................        12,000        86,811
PizzaExpress PLC ...................................        19,900       275,094
Polypipe PLC .......................................        83,700       236,877
Provident Financial PLC ............................        29,600       469,163
Regent Inns PLC ....................................        61,500       384,145
Rio Tinto PLC ......................................        13,800       185,569
Royal Bank of Scotland Group PLC ...................        21,700       336,316
Tomkins PLC ........................................        69,000       419,148
Vodafone Group PLC .................................        41,800       435,739
Whitbread PLC ......................................        34,900       648,723
                                                                    ------------
                                                                       5,716,146
UNITED STATES - 25.0%
Ace Ltd. ...........................................         3,900       146,981
AlliedSignal, Inc. .................................         3,100       130,200
B.J. Services Company* .............................         3,800       138,463
Bell Atlantic Corporation ..........................         1,300       133,250
Bristol-Myers Squibb Company .......................         1,000       104,312
Burlington Northern Santa Fe
  Corporation ......................................         1,500       156,000
Caribiner International Inc.* ......................         3,700       142,450
Case Corporation ...................................         2,400       163,500
Cit Group Inc., The ................................         4,200       137,025
Computer Associates
  International, Inc. ..............................         2,800       161,700
Conseco, Inc. ......................................         1,800       101,925
Costco Companies, Inc.* ............................         2,300       123,050
Cymer, Inc.* .......................................         4,500        90,844
Dana Corporation ...................................         3,300       192,019
Data General Corporation* ..........................         7,400       130,887
Dover Corporation ..................................         2,800       106,400
EMC Corporation* ...................................         3,600       136,125
Emerson Electric Company ...........................         2,000       130,375
Equity Residential Properties Trust ................         2,600       130,650
Espirito Santo Financial Group .....................        10,300       269,731
EXEL, Ltd. .........................................         1,800       139,500
Fannie Mae .........................................         2,000       126,500
Fort James Corporation .............................         2,800       128,275
Gap, Inc. ..........................................         2,950       132,750
General Electric Company ...........................         2,300       198,231
Global Industries, Ltd.*  ..........................         9,700       197,638
GTE Corporation ....................................         2,600       155,675
Ingersoll-Rand Company .............................         3,250       155,797
J.P. Foodservice, Inc.* ............................         4,700       173,019
Marsh and Mclennan
  Companies, Inc. ..................................         1,500       130,969
Mobil Corporation ..................................         1,800       137,925
Nabisco Holdings Cl.A ..............................         3,000       140,625
NAC Re Corporation .................................         3,000       157,313
NationsBank Corporation ............................         1,900       138,581
Oxford Health Plans, Inc.* .........................         6,500        97,094
Pepsico, Inc. ......................................         3,900       166,481
Perkin-Elmer Corporation ...........................         2,000       144,625
Pfizer, Inc. .......................................         2,100       209,344
Pharmacia & Upjohn, Inc. ...........................         4,200       183,750
Procter & Gamble Company, The ......................         2,000       168,750
Rite Aid Corporation ...............................         4,700       160,975
Safeway, Inc.* .....................................         4,800       177,300

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                SECURITY EQUITY FUND - GLOBAL SERIES (continued)

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                         NUMBER OF      MARKET
COMMON STOCKS (continued)                                 SHARES        VALUE
--------------------------------------------------------------------------------
UNITED STATES, (continued)
Structural Dynamics
  Research Corporation* ............................         6,000   $   149,250
Sungard Data Systems, Inc.* ........................         4,800       176,700
Teva Pharmaceutical
  Industries, Ltd. .................................        14,100       602,776
Texaco, Inc. .......................................         2,800       168,700
TJX Companies, Inc. ................................         3,300       149,325
Tyco International, Ltd. ...........................         2,800       152,950
Union Planters Corporation .........................         2,600       161,688
United Healthcare Corporation ......................         1,800       116,550
Valero Energy Corporation* .........................         4,900       163,538
Walt Disney Company, The ...........................         1,200       128,100
Warner-Lambert Company .............................           900       153,281
Williams Companies, Inc., The ......................         4,800       153,600
Zale's Corporation* ................................         4,500       129,938
                                                                    ------------
                                                                       8,653,400
                                                                    ------------
Total common stocks - 93.2% ......................................    32,141,433

PREFERRED STOCKS
----------------
GERMANY - 0.8%
Sto Ag Vorzug ......................................           758       278,716

U.S. GOVERNMENT SECURITIES
--------------------------
U.S. TREASURY STRIPS - 4.5%
  0.00% - 2023 .....................................  $  7,000,000     1,562,610
                                                                    ------------
Total investments - 98.5% ........................................    33,982,759
Cash and other assets, less
  liabilities - 1.5% .............................................       508,285
                                                                    ------------
Total net assets - 100% ..........................................  $ 34,491,044
                                                                    ============
INVESTMENT CONCENTRATION
------------------------
At March 31, 1998, Global Series' investment concentration, by industry, was as follows:

Banking.......................................................             10.0%
Capital Equipment ............................................              8.7%
Construction and Housing .....................................              7.0%
Consumer Durables ............................................              6.7%
Consumer Nondurables .........................................              8.2%
Electrical and Electronics ...................................              6.6%
Energy Sources ...............................................              7.5%
Financial Services ...........................................              9.1%
Healthcare ...................................................              6.2%
Materials ....................................................              5.6%
Merchandising ................................................              6.5%
Multi-Industry ...............................................              0.8%
Real Estate ..................................................              2.4%
Services .....................................................              2.9%
Telecommunications ...........................................              6.9%
Trade ........................................................              2.0%
Transportation ...............................................              1.4%
Cash and other assets, less liabilities ......................              1.5%
                                                                          -----
                                                                          100.0%
                                                                          =====

                 SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

                                                           PRINCIPAL     MARKET
CORPORATE BONDS                                              AMOUNT      VALUE
--------------------------------------------------------------------------------
BANKING - 0.6%
Abbey National Place, 6.69% - 2005 .................  $     25,000  $     25,562
Bank of New York, 6.50% - 2003 .....................        25,000        25,250
                                                                    ------------
                                                                          50,812
BROKERAGE - 0.4%
Merrill Lynch & Company, Inc.,
  8.00% - 2007 .....................................        25,000        27,750

CONSUMER CYCLICAL - 2.7%
Lowe's Companies, Inc.,
  6.70% - 2007 .....................................        25,000        25,500
MGM Grand, Inc., 6.95% - 2005 ......................        10,000         9,800
Mirage Resorts, Inc., 6.625% - 2005 ................        10,000         9,863
News American Holdings,
  8.625% - 2003 ....................................        25,000        27,375
Rite Aid Corporation, 6.70% - 2001 .................       125,000       127,031
                                                                    ------------
                                                                         199,569
CONSUMER NONCYCLICAL - 0.7%
Archer-Daniels-Midland Company,
  8.875% - 2011 ....................................        25,000        30,313
Cargill, Inc., 6.15% - 2008 ........................        25,000        24,656
                                                                    ------------
                                                                          54,969
INSURANCE - 0.4%
Hartford Life, Inc., 7.10% - 2007 ..................        25,000        25,781

NATURAL GAS - 0.3%
MCN Investment Corporation,
  6.32% - 2003 .....................................        25,000        24,938

TELECOMMUNICATIONS - 0.4%
Southwestern Bell,
  6.625% - 2003 ....................................        25,000        25,594

TRANSPORTATION - 2.1%
Hertz Corporation,  7.00% - 2004 ...................       150,000       153,937
                                                                    ------------
Total corporate bonds - 7.6% .....................................       563,350

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (continued)

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                          NUMBER OF     MARKET
TRUST PREFERRED SECURITIES(1)                              SHARES       VALUE
--------------------------------------------------------------------------------
BANKING - 0.4%
Washington Mutual Capital,
  8.375% - 2027 ....................................  $     25,000  $     27,125

FINANCE - 0.3%
SI Financing Trust I,  9.50% - 2026 ................           910        24,513
                                                                    ------------

Total trust preferred securities - 0.7% ..........................        51,638

COMMON STOCKS
-------------
ALUMINUM - 1.1%
Alcan Aluminum, Ltd. ...............................           600        18,750
Alumax, Inc. .......................................           600        27,113
Aluminum Company of America ........................           300        20,644
Reynolds Metals Company ............................           300        18,431
                                                                    ------------
                                                                          84,938
BIOTECHNOLOGY - 1.8%
Amgen, Inc.* .......................................           600        36,525
Centocor, Inc.* ....................................           700        31,237
Chiron Corporation* ................................         1,600        33,500
Genome Therapeutics Corporation* ...................         3,500        30,188
                                                                    ------------
                                                                         131,450
BROADCAST MEDIA - 2.0%
TCI Satellite Entertainment, Inc.* .................           240         1,710
Tele-Communications, Inc.* .........................         2,400        74,625
U.S. West Media Group* .............................         2,000        69,500
                                                                    ------------
                                                                         145,835
COMMUNICATION EQUIPMENT - 2.2%
ADC Telecommunications, Inc.* ......................           800        22,050
Allen Telecom, Inc.* ...............................           900        14,175
Andrew Corporation* ................................           700        13,869
Lucent Technologies, Inc. ..........................           200        25,575
Motorola, Inc. .....................................           400        24,250
Northern Telecom, Ltd. .............................           400        25,850
QUALCOMM, Inc.* ....................................           300        16,050
Tellabs, Inc.* .....................................           300        20,137
                                                                    ------------
                                                                         161,956
COMPUTERS-NETWORKING - 2.0%
Bay Networks, Inc.* ................................         1,500        40,688
Cabletron Systems, Inc.*  ..........................         1,500        21,844
Cisco Systems, Inc.* ...............................           750        51,281
3Com Corporation* ..................................         1,000        35,937
                                                                    ------------
                                                                         149,750
COMPUTERS-PERIPHERALS - 2.4%
EMC Corporation* ...................................         1,000        37,813
Iomega Corporation* ................................         2,000        13,750
Lexmark International Group, Inc.* .................           800        36,100
Quantum Corporation* ...............................           800        17,050
Read-Rite Corporation* .............................           700         9,669
Seagate Technology, Inc.* ..........................           800        20,200
Storage Technology Corporation* ....................           600        45,637
                                                                    ------------
                                                                         180,219
CONSUMER FINANCE - 1.7%
Capital One Financial Corporation ..................           200        15,775
Contifinancial Corporation* ........................           800        24,400
Greentree Financial Corporation ....................           900        25,594
Household International, Inc. ......................           200        27,550
MBNA Corporation ...................................           900        32,231
                                                                    ------------
                                                                         125,550
ENTERTAINMENT - 1.3%
Time Warner, Inc. ..................................           600        43,200
Viacom, Inc.* ......................................           600        31,875
The Walt Disney Company ............................           200        21,350
                                                                    ------------
                                                                          96,425
EQUIPMENT-SEMICONDUCTORS - 1.4%
Applied Materials, Inc.*  ..........................           700        24,719
KLA-Tencor Corporation* ............................           600        22,950
Novellus Systems, Inc.* ............................           700        30,275
Teradyne, Inc.* ....................................           600        24,037
                                                                    ------------
                                                                         101,981
FOOTWEAR - 1.2%
Nike, Inc. .........................................           500        22,125
Nine West Group, Inc.* .............................           800        19,700
Reebok International, Ltd.* ........................           800        24,400
Wolverine World Wide, Inc. .........................           900        25,425
                                                                    ------------
                                                                          91,650
GAMING & LOTTERY - 2.4%
Circus Circus Enterprises, Inc.* ...................         1,400        29,400
Harrah's Entertainment, Inc.* ......................         2,100        51,581
International Game Technology ......................         2,300        57,500
Mirage Resorts, Inc.* ..............................         1,750        42,547
                                                                    ------------
                                                                         181,028
GOLD COMPANIES - 4.1%
Barrick Gold Corporation ...........................         2,400        51,900
Battle Mountain Gold Company .......................         8,200        52,275
Hecla Mining Company* ..............................         3,600        23,850
Homestake Mining Company ...........................         5,000        54,375
Newmont Mining Corporation .........................         1,800        55,012
Placer Dome, Inc. ..................................         3,800        50,113
Stillwater Mining Company* .........................           700        17,719
                                                                    ------------
                                                                         305,244
                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (continued)

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
LONG-TERM HEALTH CARE - 2.2%
Beverly Enterprises, Inc.* .........................         1,100  $     14,644
Genesis Health Ventures, Inc.* .....................         1,000        28,125
HEALTHSOUTH Corporation*  ..........................         1,551        43,525
Health Care and Retirements
  Corporation* .....................................           500        21,469
Integrated Health Services, Inc. ...................           700        27,519
Mariner Health Group, Inc.* ........................         1,450        24,831
                                                                    ------------
                                                                         160,113
MANAGED HEALTH CARE - 1.6%
Express Scripts, Inc.* .............................           500        42,391
First Health Group Corporation* ....................           500        27,125
Oxford Health Plans* ...............................           350         5,228
Pacificare Health Systems, Inc.* ...................           250        18,812
United Healthcare Corporation ......................           400        25,900
                                                                    ------------
                                                                         119,456
LEISURE TIME PRODUCTS - 0.8%
Brunswick Corporation ..............................         1,200        41,850
Callaway Golf Company ..............................           700        20,300
                                                                    ------------
                                                                          62,150
RESTAURANTS - 1.8%
Applebees International, Inc. ......................           600        13,875
Brinker International, Inc.* .......................           900        19,688
CKE Restaurants, Inc. ..............................           470        17,272
Cracker Barrel Old Country Store,
  Inc ..............................................           600        24,000
McDonald's Corporation .............................           400        24,000
Outback Steakhouse, Inc.* ..........................           400        15,650
Wendy's International, Inc. ........................         1,000        22,313
                                                                    ------------
                                                                         136,798
RETAIL - SPECIALTY - 2.5%
AutoZone, Inc.* ....................................           900        30,487
Claire's Stores ....................................         1,300        29,819
OfficeMax, Inc.* ...................................         1,700        30,387
The Pep Boys - Manny, Moe & Jack ...................           900        20,869
Staples, Inc.* .....................................         1,350        31,303
Toys "R" Us, Inc.* .................................           700        21,044
Viking Office Products, Inc.* ......................         1,000        23,250
                                                                    ------------
                                                                         187,159
TELECOMMUNICATIONS - 0.9%
Ameritech Corporation ..............................           300        14,831
Bell Atlantic Corporation ..........................           107        10,968
Bellsouth Corporation ..............................           200        13,512
GTE Corporation ....................................           200        11,975
SBC Communication, Inc. ............................           384        16,752
                                                                    ------------
                                                                          68,038
TRUCKING - 2.1%
FDX Corporation* ...................................           560        39,830
Rollins Truck Leasing Corporation ..................         2,250        31,078
Ryder System, Inc. .................................           650        24,700
USFreightways Corporation ..........................           800        28,800
Werner Enterprises, Inc. ...........................         1,100        28,050
                                                                    ------------
                                                                         152,458
                                                                    ------------
Total common stocks - 35.5% ......................................     2,642,198

U.S. GOVERNMENT AGENCIES
------------------------
FEDERAL HOME LOAN MORTGAGES - 2.0%
  7.00% - 2020 .....................................  $    100,000       100,465
  7.00% - 2021 .....................................  $     50,000        50,024
                                                                    ------------
                                                                         150,489
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.0%
  6.50% - 2018 .....................................  $     50,000        49,572
  6.95% - 2020 .....................................  $    130,000       129,714
  7.50% - 2020 .....................................  $     40,000        40,702
                                                                    ------------
                                                                         219,988
U.S. TREASURY NOTE - 4.6%
  6.50% - 2006 .....................................  $    325,000       340,831
U.S. TREASURY BOND - 1.3%
  6.00% - 2026 .....................................  $    100,000        99,929
                                                                    ------------

Total U.S. government & government
  agencies - 10.9% ...............................................       811,237

REAL ESTATE INVESTMENT TRUSTS
-----------------------------
American Health Properties, Inc. ...................           700        18,550
Avalon Properties, Inc. ............................           600        17,400
CBL & Associates Properties, Inc. ..................           700        17,150
Duke Realty Investments, Inc. ......................           900        21,937
Equity Residential Properties Trust ................           400        20,100
Federal Realty Investment Trust ....................           650        15,966
General Growth Property, Inc. ......................           550        20,281
Glimcher Realty Trust ..............................           850        18,594
Health Care Property Investors, Inc. ...............           500        18,469
Kimco Realty Corporation ...........................           600        21,225
Merry Land & Investment Company ....................           800        17,900
New Plan Realty Trust ..............................           800        20,100
Post Properties, Inc. ..............................           450        17,972
Public Storage, Inc. ...............................           600        18,525
Security Capital Pacific Trust .....................           800        19,250
Security Capital Pacific Trust,
  Warrants - 1998 ..................................            42           139
Simon Debartolo Group, Inc. ........................           600        20,550
Spieker Properties, Inc. ...........................           500        20,625
United Realty Trust Dominion .......................         1,200        17,400

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (continued)

                                                          NUMBER OF     MARKET
REAL ESTATE INVESTMENT TRUSTS (continued)                  SHARES       VALUE
--------------------------------------------------------------------------------
Washington Real Estate Investment Trust ............         1,000  $     17,188
Weingarten Realty Investors ........................           400        17,900
                                                                    ------------
Total real estate investment trusts - 5.1% .......................       377,221

FOREIGN STOCKS
--------------
BELGIUM - 4.1%
Cementbedrijven Cimenteries ........................           200        19,345
Delhaize-Le Lion ...................................           300        19,266
Electrabel .........................................           150        38,219
Fortis AG ..........................................           200        55,572
Gevaert NV .........................................           200        11,193
Gevaert NV, Warrants - 2000 ........................           400         3,009
Petrofina SA .......................................           150        54,163
Royale Belgium .....................................           130        45,578
Solvay SA ..........................................           800        60,605
                                                                    ------------
                                                                         306,950
DENMARK - 4.2%
A/S Dampskibsselskabet Svendborg ...................             1        68,018
A/S Forsikringsselskabet Codan .....................            45         7,979
Akieselskabet Potagua ..............................           140         4,389
Bang & Olufsen Holding A/S .........................            82         5,176
BG Bank A/S ........................................           133         8,113
Carlsberg A/S ......................................           197        12,756
Cheminova Holding A/S ..............................           214         5,403
D/S Norden A/S .....................................            35         3,830
Danisco A/S ........................................           244        16,025
Danske Traelast ....................................            54         5,362
Den Danske Bank ....................................           245        32,021
Finansierings Instituttet for Industri
  og Handvaerk A/S .................................           189         4,413
Finansieringsselskabet Gefion A/S ..................           240         4,732
FLS Industries A/S .................................           212         6,015
ISS International Service System A/S* ..............           148         7,075
J. Lauritzen Holdings A/S* .........................            89         9,216
Jyske Bank A/S .....................................            61         7,052
Korn-OG Foderstof Kompagniet A/S ...................           153         4,015
Novo Nordisk A/S ...................................           263        44,768
Radiometer A/S .....................................            94         4,667
Ratin A/S* .........................................            88        15,604
Sophus Berendsen A/S* ..............................            88         3,420
Sydbank A/S ........................................           108         5,362
Tele Danmark A/S ...................................            94         8,534
Topdanmark A/S* ....................................            30         5,320
Tryg-Baltica Forsikring A/S ........................           128        10,064
                                                                    ------------
                                                                         309,329
GERMANY - 10.1%
Allianz AG .........................................           360       108,136
Allianz AG, Rights - 1998 ..........................           360         1,781
BASF AG ............................................         1,081        47,815
Bayer AG ...........................................           735        33,445
Bayerische Motoren Werke
  (BMW) AG .........................................           100       112,581
Continental AG .....................................           202         5,150
Daimler-Benz AG ....................................           450        41,415
Degussa AG .........................................           140         7,949
Deutsche Bank AG ...................................           692        51,881
Deutsche Telekom AG ................................         2,900        63,431
Dresdner Bank AG ...................................           611        27,885
Friedrich Grohe AG- Vorzugsak ......................             7         1,987
Heidelberger Zement AG .............................            86         6,696
Hochtief AG ........................................           180         7,329
Linde AG ...........................................            14        10,099
Merck KGAA .........................................           187         7,897
Muenchener Rueckversicherungs-
  Gesellschaft AG ..................................            70        30,205
Preussag AG ........................................            72        24,644
SAP AG .............................................           122        48,554
Siemens AG .........................................         1,038        69,206
Veba AG ............................................           634        45,202
                                                                    ------------
                                                                         753,288
ITALY - 8.1%
Assicurazioni Gererali .............................         2,475        76,305
Banco Commerciale Italiane .........................        11,000        54,883
Edison SPA .........................................         4,000        33,672
ENI SPA ............................................         5,100        34,749
Fiat SPA ...........................................         7,700        32,124
Ina - Instituto Naz Assicuraz ......................        16,638        53,943
Instituto Mobiliare Italiano .......................         3,208        52,092
Mediobanca .........................................         3,500        51,073
Montedison SPA .....................................        29,600        43,599
Telecom Italia Mobile SPA ..........................        18,821       101,133
Telecom Italia- SPA ................................         8,330        65,644
                                                                    ------------
                                                                         599,217
JAPAN - 9.9%
All Nippon Airways Company, Ltd. ...................         2,000        10,634
Asahi Glass Company, Ltd. ..........................         2,000        11,068
Bank of Tokyo-Mitsubishi, Ltd. .....................         3,000        36,445
Chubu Electric Power Company, Inc. .................           400         5,969
Fuji Bank, Ltd. ....................................         1,000         5,999
Fujitsu, Ltd. ......................................         2,000        20,847
Hitachi, Ltd. ......................................         3,000        21,822
Industrial Bank of Japan, Ltd. .....................         2,000        13,648
Kansai Electric Power Company ......................         1,400        23,517

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (continued)

                                                          NUMBER OF     MARKET
FOREIGN STOCKS (continued)                                 SHARES       VALUE
--------------------------------------------------------------------------------
JAPAN (continued)
Kawasaki Heavy Industries ..........................         4,000  $      8,009
Kawasaki Steel Corporation .........................         5,000         7,349
Kinki Nippon Railway Company, Ltd. .................         2,000        10,919
Kirin Brewery Company, Ltd. ........................         1,000         8,924
Kyocera Corporation ................................           100         5,249
Marubeni Corporation ...............................         3,000         7,896
Marui Company, Ltd. ................................         1,000        15,373
Matsushita Electric Industrial
  Company, Ltd. ....................................         2,000        32,096
Mitsubishi Corporation .............................         4,000        32,696
Mitsubishi Estate Company, Ltd. ....................         1,000         9,749
Mitsubishi Heavy
  Industrial, Ltd. .................................         4,000        15,208
Mitsubishi Motors Corporation ......................         2,000         5,549
Mitsubishi Trust & Banking
  Corporation ......................................         1,000         9,824
Mitsui Fudosan Company, Ltd. .......................         1,000         9,524
NEC Corporation ....................................         2,000        20,097
Nippon Steel Corporation ...........................         6,000         9,629
Nissan Motor Company, Ltd. .........................         2,000         7,649
Normura Securities Company, Ltd. ...................         2,000        23,547
NSK, Ltd. ..........................................         4,000        15,748
Sekisui House, Ltd. ................................         4,000        32,696
Sharp Corporation ..................................         2,000        13,648
Shin-Etsu Chemical Company .........................         1,000        19,797
Sony Corporation ...................................           100         8,474
Sumitomo Bank, Ltd. ................................         4,000        40,795
Sumitomo Chemical Company ..........................         6,000        17,278
Tokio Marine & Fire
  Insurance Company ................................         2,000        22,347
Tokyo Electric Power Company .......................         2,700        51,023
Tokyu Corporation ..................................         4,000        16,198
Toshiba Corporation ................................         3,000        12,148
Toyoda Automatic Loom Works, Ltd. ..................         1,000        17,098
Toyota Motor Corporation ...........................         3,000        79,864
                                                                    ------------
                                                                         736,350
                                                                    ------------
  Total foreign stocks - 36.4% ...................................     2,705,134

TEMPORARY CASH INVESTMENTS
--------------------------
MONEY MARKET FUND - 0.2%
Chase Master Note Program ..........................        12,000        12,000
                                                                    ------------
Total investments - 96.4% ........................................     7,162,778

Cash and other assets, less
  liabilities - 3.6% .............................................       263,922
                                                                    ------------
Total net assets - 100% ..........................................  $  7,426,700
                                                                    ============

                 SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES

                                                          NUMBER OF     MARKET
COMMON STOCKS                                              SHARES       VALUE
--------------------------------------------------------------------------------
AIR FREIGHT - 0.3%
FDX Corporation* ...................................           500  $     35,563

AUTO PARTS & EQUIPMENT - 1.1%
Snap-On, Inc. ......................................         2,900       132,312

BANKS - MAJOR REGIONAL - 5.2%
Banc One Corporation ...............................         2,640       166,980
Bank of New York Company, Inc. .....................         2,900       182,156
Northern Trust Corporation .........................         2,600       194,350
Wachovia Corporation ...............................         1,300       110,256
                                                                    ------------
                                                                         653,742
BANKS - MONEY CENTER - 1.1%
First Chicago NBD Corporation ......................         1,500       132,188

BEVERAGES - SOFT DRINK - 4.2%
Coca-Cola Company ..................................         4,800       371,700
PepsiCo, Inc. ......................................         3,600       153,675
                                                                    ------------
                                                                         525,375
BROADCAST MEDIA - 1.4%
Comcast Corporation ................................         2,500        88,281
Tele-Communications, Inc.* .........................         2,900        90,172
                                                                    ------------
                                                                         178,453
CHEMICALS - BASIC - 0.9%
Praxair, Inc. ......................................         2,200       113,163

CHEMICALS - SPECIALTY - 0.8%
H.B. Fuller Company ................................           900        53,888
Nalco Chemical Company .............................         1,200        48,675
                                                                    ------------
                                                                         102,563
COMMUNICATIONS EQUIPMENT - 0.9%
Tellabs, Inc.* .....................................         1,700       114,112

COMPUTER HARDWARE - 2.7%
Compaq Computer Corporation ........................         2,000        51,750
Hewlett-Packard Corporation ........................         2,000       126,750
International Business
  Machines Corporation .............................         1,500       155,812
                                                                    ------------
                                                                         334,312
COMPUTER SOFTWARE/SERVICES - 5.6%
BMC Software, Inc.* ................................         1,900       159,244
Microsoft Corporation* .............................         4,200       375,900
PeopleSoft, Inc.* ..................................         3,200       168,600
                                                                    ------------
                                                                         703,744
CONTAINERS - METAL/GLASS - 0.9%
Crown Cork & Seal Company, Inc. ....................         2,100       112,350

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

           SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 1.8%
Automatic Data Processing, Inc. ....................         1,600  $    108,900
First Data Corporation .............................         3,500       113,750
                                                                    ------------
                                                                         222,650
DISTRIBUTION - FOOD & HEALTH - 0.9%
Cardinal Health, Inc. ..............................         1,350       119,053

ELECTRIC COMPANIES - 0.4%
New Century Energies, Inc. .........................         1,000        50,375

ELECTRICAL EQUIPMENT - 0.6%
Hubbell, Inc. ......................................         1,500        75,563

ELECTRONICS - SEMICONDUCTORS - 3.1%
Analog Devices, Inc.* ..............................         3,200       106,400
Intel Corporation ..................................         3,600       281,025
                                                                    ------------
                                                                         387,425
ENTERTAINMENT - 2.1%
Time Warner, Inc. ..................................         1,700       122,400
Viacom, Inc.* ......................................         2,600       139,750
                                                                    ------------
                                                                         262,150
FINANCIAL-DIVERSE - 7.5%
American Express Company ...........................         1,600       146,900
American General Corporation .......................         2,500       161,719
Fannie Mae .........................................         2,600       164,450
Federal Home Loan
  Mortgage Corporation .............................         3,500       166,031
FINOVA Group, Inc. .................................         2,800       164,850
SunAmerica, Inc. ...................................         3,000       143,625
                                                                    ------------
                                                                         947,575
FOODS - 3.0%
Campbell Soup Company ..............................         2,000       113,500
Interstate Bakeries Corporation ....................         4,000       129,250
Ralston-Purina Group ...............................         1,200       127,200
Vlasic Foods International, Inc.* ..................           200         5,112
                                                                    ------------
                                                                         375,062
HARDWARE & TOOLS - 0.5%
Black & Decker Corporation .........................         1,200        63,675

HEALTH CARE - DIVERSE - 2.2%
Johnson & Johnson, Inc. ............................         3,700       271,256

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.4%
Leggett & Platt, Inc. ..............................         3,400       174,888

HOUSEHOLD PRODUCTS - 5.3%
Clorox Company .....................................         1,800       154,238
Colgate-Palmolive Company ..........................         1,800       155,925
Kimberly-Clark Corporation .........................         2,000       100,250
Procter & Gamble Company ...........................         3,000       253,125
                                                                    ------------
                                                                         663,538
INSURANCE - LIFE/HEALTH - 1.2%
UNUM Corporation ...................................         2,800       154,525

INSURANCE - MULTI-LINE - 1.8%
American International Group, Inc. .................         1,800       226,687

INSURANCE-PROPERTY - 1.2%
Chubb Corporation ..................................         2,000       156,750

LEISURE TIME PRODUCTS - 0.9%
Mattel, Inc. .......................................         2,700       106,988

MACHINERY - DIVERSE - 1.1%
Deere & Company ....................................         2,200       136,263

MANUFACTURING - DIVERSIFIED - 1.0%
Illinois Tool Works, Inc. ..........................         1,900       123,025

MEDICAL PRODUCTS & SUPPLIES - 1.5%
ATL Ultrasound, Inc.* ..............................         1,100        55,963
Guidant Corporation ................................         1,800       132,075
                                                                    ------------
                                                                         188,038
NATURAL GAS - 0.5%
Consolidated Natural Gas Company ...................         1,100        63,456

NETWORKING - 1.4%
Cisco Systems, Inc.* ...............................         2,550       174,356

OIL - INTERNATIONAL - 0.7%
Amoco Corporation ..................................         1,000        86,375

OIL & GAS - EXPLORATION/PRODUCTION - 1.5%
Anadarko Petroleum Corporation .....................         1,400        96,600
Apache Corporation .................................         2,600        95,550
                                                                    ------------
                                                                         192,150
PAPER & FOREST PRODUCTS - 0.2%
Mead Corporation ...................................           800        28,650

PHARMACEUTICALS - 5.0%
Forest Laboratories, Inc. * ........................         1,800        67,500
Merck & Company, Inc. ..............................         2,500       320,938
Schering-Plough Corporation ........................         3,000       245,063
                                                                    ------------
                                                                         633,501
PHOTOGRAPHY/IMAGING - 0.8%
Xerox Corporation ..................................           900        95,794

RAILROADS - 0.5%
Norfolk Southern Corporation .......................         1,700        63,537

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

           SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
RESTAURANTS - 0.9%
McDonald's Corporation .............................         1,800  $    108,000

RETAIL - APPAREL - 1.2%
TJX Companies, Inc. ................................         3,400       153,850

RETAIL - DEPARTMENT STORES - 2.2%
Kohl's Corporation* ................................         1,500       122,625
Profitt's, Inc.* ...................................         4,400       159,500
                                                                    ------------
                                                                         282,125
RETAIL - DISCOUNTERS - 1.7%
Dayton Hudson Corporation ..........................         2,400       211,200

RETAIL - DRUG STORES - 1.3%
Walgreen Company ...................................         4,800       168,900

RETAIL - FOOD CHAINS - 1.8%
American Stores Company ............................         3,500        91,000
Kroger Company* ....................................         3,000       138,562
                                                                    ------------
                                                                         229,562
RETAIL - GENERAL MERCHANDISE - 0.8%
Consolidated Stores Corporation* ...................         2,200        94,462

RETAIL - SPECIALTY - 0.7%
Woolworth Corporation* .............................         3,500        87,500

SAVINGS & LOAN - 0.6%
H.F. Ahmanson & Company ............................         1,000        77,500

SERVICES - ADVERTISING/MARKETING - 1.5%
Omnicom Group, Inc. ................................         4,000       188,250

SERVICES - COMMERCIAL & CONSUMER - 1.6%
Apollo Group, Inc.* ................................         1,200        57,750
Service Corporation International ..................         1,900        80,631
Sylvan Learning Systems, Inc.* .....................         1,450        68,331
                                                                    ------------
                                                                         206,712
SERVICES - COMPUTER SYSTEMS - 1.0%
SunGard Data Systems, Inc.* ........................         3,500       128,844

TELECOMMUNICATION - LONG DISTANCE - 3.7%
AT&T Corporation ...................................         3,400       223,125
Sprint Corporation .................................         1,100        74,456
WorldCom, Inc.* ....................................         4,000       172,250
                                                                    ------------
                                                                         469,831
TELEPHONE - 5.2%
Ameritech Corporation ..............................         3,000       148,312
Bell Atlantic Corporation ..........................         1,200       123,000
BellSouth Corporation ..............................         2,700       182,419
SBC Communications, Inc. ...........................         4,600       200,675
                                                                    ------------
                                                                         654,406
TRUCKING - 0.3%
Consolidated Freightways Corporation* ..............         2,500  $     42,500
                                                                    ------------
Total common stocks - 97.7% ......................................    12,284,824
Cash and other assets, less
  liabilities - 2.3% .............................................       283,197
                                                                    ------------
Total net assets - 100% ..........................................  $ 12,568,021
                                                                    ============

                       SECURITY EQUITY FUND - VALUE SERIES

PREFERRED STOCKS
----------------
COMPUTER SOFTWARE - 2.1%
Unisys Corporation .................................         7,000     $ 329,875

COMMON STOCKS
-------------
AIR FREIGHT - 3.1%
Monaco Coach Corporation* ..........................         8,500       333,625
Old Dominion Freight Line, Inc.* ...................         8,500       145,562
                                                                    ------------
                                                                         479,187
ALUMINUM - 0.6%
Easco, Inc. ........................................         6,000        91,500

BANKS - MAJOR REGIONAL - 0.8%
Northern Trust Corporation .........................         1,600       119,600

BUILDING MATERIALS - 0.9%
American Standard Companies,
  Inc.* ............................................         3,000       137,625

CHEMICALS - SPECIALTY - 0.6%
Material Sciences Corporation* .....................         9,000        98,437

COMMUNICATION EQUIPMENT - 6.4%
Antec Corporation* .................................        16,200       243,000
Comverse Technology, Inc.* .........................        12,000       586,500
Transcrypt International, Inc.* 15,000 .............       164,062
                                                                    ------------
                                                                         993,562
COMPUTER HARDWARE - 1.2%
CHS Electronics, Inc.* .............................        10,250       192,187

COMPUTER SOFTWARE/SERVICES - 10.7%
American Management
  Systems, Inc.* ...................................        12,000       330,000
Computer Sciences Corporation* .....................         8,800       484,000
DST Systems, Inc.* .................................         5,400       283,837
Electronics For Imaging, Inc.* .....................        11,100       288,600
Rational Software Corporation* .....................        20,000       260,000
                                                                    ------------
                                                                       1,646,437

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                 SECURITY EQUITY FUND - VALUE SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
CONTAINERS - PACKAGING - 2.3%
Bemis Company, Inc. ................................         3,100  $    139,887
Sealright Company, Inc.*  ..........................        15,600       214,500
                                                                    ------------
                                                                         354,387
ELECTRICAL EQUIPMENT - 3.5%
AMP, Inc. ..........................................         4,400       192,775
Honeywell, Inc. ....................................         1,700       140,569
Hubbell, Inc. (Cl. B) ..............................         4,200       211,575
                                                                    ------------
                                                                         544,919
ELECTRONICS - INSTRUMENTATION - 1.8%
E G & G, Inc. ......................................         9,700       281,906

ENTERTAINMENT - 1.3%
Metromedia International Group, Inc. ...............        13,000       197,437

FOODS - 4.1%
Chiquita Brands International, Inc. ................        24,000       328,500
Hormel Foods Corporation ...........................         8,000       310,500
                                                                    ------------
                                                                         639,000
GAMING & LOTTERY - 1.4%
Circus Circus Enterprises, Inc.* ...................        10,000       210,000

HEALTH CARE - LONG TERM CARE - 2.5%
Integrated Health Services, Inc. ...................        10,000       393,125

HEALTH CARE - SPECIALIZED SERVICES - 1.3%
Allegiance Corporation .............................         5,000       197,813

HOUSEHOLD FURNISHINGS & APPLIANCES - 4.7%
Leggett & Platt, Inc. ..............................         1,400        72,013
Meadowcraft, Inc.* .................................        11,000       160,875
O'Sullivan Industries
  Holdings, Inc.* ..................................        33,000       420,750
The Rival Company ..................................         4,000        69,000
                                                                    ------------
                                                                         722,638
HOUSEHOLD PRODUCTS - 1.5%
Kimberly-Clark Corporation .........................         4,500       225,563

INSURANCE - LIFE/HEALTH - 4.4%
AFLAC, Inc. ........................................         6,000       379,500
John Alden Financial Corporation ...................         3,100        66,844
Unum Corporation ...................................         4,100       226,269
                                                                    ------------
                                                                         672,613
INSURANCE - PROPERTY - 0.8%
Leucadia National Corporation ......................         3,000       118,125

IRON & STEEL - 1.7%
Cleveland-Cliffs, Inc. .............................         5,000       268,750

LEISURE TIME PRODUCTS - 4.5%
Callaway Golf Company ..............................         8,200       237,800
Hasbro, Inc. .......................................        13,000       459,063
                                                                    ------------
                                                                         696,863
MANUFACTURING - DIVERSIFIED - 1.0%
AEP Industries, Inc.* ..............................         4,500       154,125

MEDICAL PRODUCTS & SUPPLIES - 2.6%
ATL Ultrasound, Inc.* ..............................         3,700       188,238
Sunrise Medical, Inc.* .............................        13,500       215,156
                                                                    ------------
                                                                         403,394
NATURAL GAS - 2.6%
Equitable Resources, Inc. ..........................        12,000       399,000

OFFICE EQUIPMENT & SUPPLIES - 1.3%
Corporate Express, Inc.*  ..........................        20,700       206,353

OIL - INTERNATIONAL - 2.7%
Tesoro Petroleum Corporation* ......................        23,000       411,125

OIL & GAS - EXPLORATION & PRODUCTION - 6.1%
Apache Corporation .................................         6,000       220,500
Forcenergy, Inc.* ..................................        12,800       339,200
YPF Sociedad Anonima ADR ...........................        11,000       374,000
                                                                    ------------
                                                                         933,700
OIL & GAS - REFINING & MARKETING - 1.0%
Quaker State Corporation ...........................         8,000       150,500

PHARMACEUTICALS - 5.7%
Dura Pharmaceuticals, Inc.* ........................         4,800       118,200
Mylan Laboratories, Inc. ...........................        26,000       598,000
Teva Pharmaceutical Industries,
  Ltd. ADR .........................................         3,800       162,450
                                                                    ------------
                                                                         878,650
PUBLISHING - NEWSPAPER - 4.3%
E.W. Scripps Company ...............................         7,000       387,188
News Corporation, Ltd. ADR .........................        10,000       269,375
                                                                    ------------
                                                                         656,563
RAILROADS - 1.2%
RailAmerica, Inc.* .................................        27,000       180,563

RESTAURANTS - 2.4%
The Cheesecake Factory* ............................        11,000       366,438

RETAIL - APPAREL - 1.4%
Talbots, Inc. ......................................        11,000       214,500

RETAIL - SPECIALTY - 0.8%
Payless ShoeSource, Inc.* ..........................         1,600       120,400

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                 SECURITY EQUITY FUND - VALUE SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
SERVICES - COMMERCIAL & CONSUMER - 2.8%
Angelica Corporation ...............................        18,500  $    426,656

TRUCKS & PARTS - 0.7%
Titan International, Inc. ..........................         6,000       115,500
                                                                    ------------
Total common stocks - 96.7% ......................................    14,899,141
                                                                    ------------
Total investments - 98.8% ........................................    15,229,016

Cash and other assets, less
  liabilities - 1.2% .............................................       189,692
                                                                    ------------
Total net assets - 100.0%.........................................  $ 15,418,708
                                                                    ============

                   SECURITY EQUITY FUND - SMALL COMPANY SERIES

COMMON STOCKS
-------------
AEROSPACE & DEFENSE - 0.8%
Orbital Sciences Corporation* ......................           700  $     31,413

AIRLINES - 2.1%
Midwest Express Holdings, Inc.* ....................         1,600        78,400

BIOTECHNOLOGY - 1.0%
Incyte Pharmaceuticals, Inc.* ......................           800        37,400

BROADCAST MEDIA - 4.8%
Cox Radio, Inc.* ...................................         1,600        77,600
Heftel Broadcasting Corporation* ...................           300        13,425
Sinclair Broadcast Group, Inc.* ....................         1,600        92,200
                                                                    ------------
                                                                         183,225
COMMUNICATION EQUIPMENT - 1.0%
DSET Corporation* ..................................         1,000        18,687
Omnipoint Corporation* .............................           700        20,650
                                                                    ------------
                                                                          39,337
COMPUTER SOFTWARE/SERVICES - 7.3%
CBT Group PLC ADR* .................................           700        36,225
Documentum, Inc.* ..................................           800        43,300
Information Management
  Resources, Inc.* .................................         1,700       100,087
Legato Systems, Inc.* ..............................           600        35,625
Sykes Enterprises, Inc.*  ..........................           600        12,600
Systems & Computer Technology
  Corporation* .....................................           500        20,625
Visio Corporation* .................................           700        30,100
                                                                    ------------
                                                                         278,562
DISTRIBUTION - FOOD & HEALTH - 2.2%
Hain Food Group, Inc.* .............................         1,200        22,350
Suiza Foods Corporation*  ..........................         1,000        61,500
                                                                    ------------
                                                                          83,850
ELECTRICAL EQUIPMENT - 2.2%
Chicago Miniature Lamp, Inc.* ......................         2,150        83,581

ELECTRONICS-SEMICONDUCTORS - 1.3%
Sipex Corporation* .................................         1,100        36,300
Uniphase Corporation* ..............................           300        12,619
                                                                    ------------
                                                                          48,919
FOODS - 2.2%
American Italian Pasta
  Company (Cl.A)* ..................................         2,300        83,088

HEALTH CARE - LONG TERM CARE - 1.1%
Hanger Orthopedic Group, Inc.* .....................         2,600        43,712

HEALTH CARE - MANAGED CARE - 1.2%
United Wisconsin Services, Inc. ....................         1,400        46,463

HEALTH CARE - SPECIALIZED SERVICES - 5.7%
ABR Information Services, Inc.* ....................         1,700        47,812
Advance Paradigm, Inc.* ............................         1,800        71,325
Parexel International* .............................           700        21,875
Physician Reliance Network, Inc.* ..................         2,800        38,500
Renal Care Group, Inc.* ............................         1,000        38,000
                                                                    ------------
                                                                         217,512
HOMEBUILDING - 1.6%
Centex Construction Products, Inc. .................         1,700        61,944

HOUSEHOLD PRODUCTS - 0.5%
Central Garden & Pet Company* ......................           500        19,531

INSURANCE-PROPERTY - 1.1%
Executive Risk, Inc. ...............................           600        42,750

IRON & STEEL - 1.4%
Oregon Steel Mills, Inc. ...........................         2,500        55,000

LEISURE TIME PRODUCTS - 0.9%
Speedway Motorsports, Inc.* ........................         1,300        34,856

MANUFACTURING - DIVERSIFIED - 1.7%
MSC Industrial Direct Company,
  Inc. (Cl.A)* .....................................         1,200        65,025

MEDICAL PRODUCTS & SUPPLIES - 1.9%
Henry Schein, Inc.* ................................         1,200        49,800
Ventana Medical Systems, Inc.* .....................           900        23,963
                                                                    ------------
                                                                          73,763
PHARMACEUTICALS - 2.9%
Amerisource Health Corporation* ....................           300        18,037
Biovail Corporation International* .................         1,900        91,675
                                                                    ------------
                                                                         109,712

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

             SECURITY EQUITY FUND - SMALL COMPANY SERIES (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 2.5%
Glenborough Realty Trust, Inc. .....................           700   $    20,388
Laser Mortgage Management, Inc. ....................         3,800        61,987
Patriot American Hospitality, Inc. .................           500        13,500
                                                                    ------------
                                                                          95,875
RESTAURANTS - 1.9%
Landry's Seafood Restaurants, Inc.* ................         1,100        33,825
Papa John's International, Inc.* ...................           500        19,188
Schlotzsky's, Inc.* ................................           900        21,037
                                                                    ------------
                                                                          74,050
RETAIL APPAREL - 1.1%
Stage Stores, Inc.* ................................           800        41,300

RETAIL - FOOD CHAINS - 4.3%
Dominick's Supermarkets, Inc.* .....................         2,000        91,000
Wild Oats Market, Inc.* ............................         2,100        74,813
                                                                    ------------
                                                                         165,813
RETAIL - GENERAL MERCHANDISE - 2.0%
Linens 'N Things, Inc.* ............................         1,400        76,912

RETAIL - SPECIALTY - 1.3%
Michaels Stores, Inc.* .............................         1,300        48,588

SAVINGS & LOANS - 1.0%
Sterling Financial Corporation* ....................         1,500        39,000

SERVICES - ADVERTISING/MARKETING - 8.2%
Acxiom Corporation* ................................         2,600        66,625
Boron, Lepore & Associates, Inc.* ..................         1,100        36,437
Lamar Advertising Company* .........................         3,600       126,000
Metris Companies, Inc. .............................           600        26,100
Universal Outdoor Holdings, Inc.* ..................           900        58,050
                                                                    ------------
                                                                         313,212
SERVICES - COMMERCIAL & CONSUMER - 15.4%
CCC Information Services
  Group, Inc.* .....................................         1,200        33,000
CSG Systems International, Inc.* ...................           500        22,625
Data Processing Resources
  Corporation* .....................................         1,200        37,275
Integrated Electrical Services, Inc.* ..............         3,800        75,525
International Telecommunication
  Data Systems, Inc.* ..............................         2,250        58,781
Lamalie Associates, Inc.* ..........................         1,600        35,600
Personnel Group of America, Inc.* ..................         2,800        63,700
Profit Recovery Group
  International, Inc.* .............................         2,400        51,900
Rent-Way, Inc.* ....................................         2,500        59,375
Romac International, Inc.* .........................         3,900       107,250
Sylvan Learnings Systems, Inc.* ....................           900        42,413
                                                                    ------------
                                                                         587,444
SERVICES - DATA PROCESSING - 3.9%
Billing Information Concepts
  Corporation* .....................................         3,000        77,812
Envoy Corporation* .................................         1,700        73,100
                                                                    ------------
                                                                         150,912
TELECOMMUNICATION - LONG DISTANCE - 6.4%
IDT Corporation* ...................................         1,200        45,000
IXC Communications, Inc.* ..........................           400        22,825
Metromedia Fiber Network,
  Inc. (Cl.A)* .....................................         2,000        67,250
Premiere Technologies, Inc.* .......................           700        24,238
Saville Systems Ireland PLC ADR* ...................         1,200        61,500
Telegroup, Inc.* ...................................         1,200        24,300
                                                                    ------------
                                                                         245,113
TEXTILES - APPAREL - 0.6%
Columbia Sportswear Company* .......................         1,100        23,238

WASTE MANAGEMENT - 2.0%
Superior Services, Inc.*  ..........................         2,400        74,850
                                                                    ------------
Total common stocks - 95.5% ......................................     3,654,350
Cash and other assets, less
  liabilities - 4.5% .............................................       172,143
                                                                    ------------
Total net assets - 100.0% ........................................  $  3,826,493
                                                                    ============

                              SECURITY ULTRA FUND
COMMON STOCKS
-------------
AIR FREIGHT - 1.5%
Expeditors International of
  Washington, Inc. .................................        34,000  $  1,457,750

BANKS - MAJOR REGIONAL - 3.1%
Northern Trust Corporation .........................        26,000     1,943,500
State Street Corporation ...........................        15,500     1,054,969
                                                                    ------------
                                                                       2,998,469
BIOTECHNOLOGY - 0.7%
Centocor, Inc.* ....................................        16,000       714,000

CHEMICALS - BASIC - 1.9%
Praxair, Inc. ......................................        21,000     1,080,187
Solutia, Inc. ......................................        23,900       711,025
                                                                    ------------
                                                                       1,791,212
CHEMICALS - SPECIALTY - 1.7%
BetzDearborn, Inc. .................................         6,000       338,625

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                         SECURITY ULTRA FUND (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
CHEMICALS - SPECIALTY (CONTINUED)
M.A. Hanna Company .................................        14,800  $    361,675
Sigma-Aldrich Corporation ..........................        26,000       968,500
                                                                    ------------
                                                                       1,668,800
COMMUNICATION EQUIPMENT - 5.7%
Comverse Technology, Inc.* .........................        90,000     4,398,750
Transcrypt International, Inc.* ....................       100,000     1,093,750
                                                                    ------------
                                                                       5,492,500
COMPUTER HARDWARE - 1.3%
CHS Electronics, Inc.* .............................        68,500     1,284,375

COMPUTER SOFTWARE/SERVICES - 11.0%
America OnLine, Inc.* ..............................        22,800     1,557,525
American Management
  Systems, Inc.* ...................................        83,000     2,282,500
Cambridge Technology Partners,
  Inc.* ............................................        26,000     1,288,625
Computer Sciences Corporation ......................        22,000     1,210,000
Electronics for Imaging, Inc.* .....................        36,000       936,000
Network Associates, Inc.* ..........................        23,000     1,523,750
Rational Software Corporation* .....................       140,000     1,820,000
                                                                    ------------
                                                                      10,618,400
COMPUTER SYSTEMS - SERVICES - 0.6%
Sungard Data Systems, Inc.* ........................        17,000       625,812

CONTAINERS - METAL/GLASS - 1.8%
Crown Cork & Seal Company, Inc. ....................        32,000     1,712,000

CONTAINERS & PACKAGING - 0.6%
Bemis Company, Inc. ................................        12,800       577,600

DATA PROCESSING - SERVICES - 1.4%
Paychex, Inc. ......................................        23,400     1,349,888

DISTRIBUTION - FOOD & HEALTH - 1.6%
Cardinal Health, Inc. ..............................        17,500     1,543,281

ELECTRICAL EQUIPMENT - 1.6%
Maxwell Technologies, Inc.* ........................        52,100     1,509,272

ELECTRONIC EQUIPMENT - 1.1%
SCI Systems, Inc.* .................................        30,000     1,068,750

ELECTRONICS - INSTRUMENTATION - 3.0%
E G & G, Inc. ......................................        44,000     1,278,750
Perkin-Elmer Corporation ...........................         7,300       527,881
Sawtek, Inc.* ......................................        42,000     1,065,750
                                                                    ------------
                                                                       2,872,381

ELECTRONICS - SEMICONDUCTORS - 2.9%
Analog Devices, Inc.* ..............................        34,666     1,152,645
Linear Technology Corporation ......................        16,000     1,104,000
Xilinx, Inc.* ......................................        15,000       561,563
                                                                    ------------
                                                                       2,818,208
ENTERTAINMENT - 1.3%
Metromedia International
  Group, Inc.* .....................................        80,000     1,215,000

FOODS - 2.5%
Chiquita Brands International, Inc. ................       132,000     1,806,750
Dole Food Company, Inc. ............................        12,800       619,200
                                                                    ------------
                                                                       2,425,950
GAMING & LOTTERY - 1.3%
Circus Circus Enterprises, Inc.* ...................        60,000     1,260,000

HEALTH CARE - LONG TERM CARE - 1.9%
Integrated Health Services, Inc. ...................        46,000     1,808,375

HOSPITAL MANAGEMENT - 1.5%
Vencor, Inc.* ......................................        48,000     1,437,000

HOUSEHOLD FURNISHINGS & APPLIANCES - 3.0%
Leggett & Platt, Inc. ..............................        19,900     1,023,606
Meadowcraft, Inc.* .................................        70,000     1,023,750
O'Sullivan Industries
  Holdings, Inc.* ..................................        70,000       892,500
                                                                    ------------
                                                                       2,939,856
HOUSEHOLD PRODUCTS - 0.5%
Dial Corporation ...................................        22,000       526,625

INSURANCE - LIFE/HEALTH - 3.2%
AFLAC, Inc. ........................................        41,000     2,593,250
John Alden Financial Corporation ...................        21,000       452,812
                                                                    ------------
                                                                       3,046,062
INVESTMENT MANAGEMENT - 1.5%
Franklin Resources, Inc. ...........................        28,000     1,484,000

LEISURE TIME PRODUCTS - 2.8%
Callaway Golf Company ..............................        48,000     1,392,000
Hasbro, Inc. .......................................        38,000     1,341,875
                                                                    ------------
                                                                       2,733,875
LODGING - HOTELS - 0.8%
La Quinta Inns, Inc. ...............................        37,500       787,500

MANUFACTURING - DIVERSIFIED - 0.3%
Carlisle Companies, Inc. ...........................         6,100       299,662

                            See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                 March 31, 1998
                                  (Unaudited)

                         SECURITY ULTRA FUND (continued)

                                                          NUMBER OF     MARKET
COMMON STOCKS (continued)                                  SHARES       VALUE
--------------------------------------------------------------------------------
MANUFACTURING - SPECIALIZED - 2.1%
Ionics, Inc.* ......................................        21,000  $    904,312
Sealed Air Corporation* ............................        17,000     1,113,500
                                                                    ------------
                                                                       2,017,812
MEDICAL PRODUCTS & SUPPLIES - 4.6%
ATL Ultrasound, Inc.* ..............................        29,000     1,475,375
DePuy, Inc. ........................................        47,000     1,424,688
Stryker Corporation ................................        22,000     1,031,250
Sunrise Medical, Inc.* .............................        30,000       478,125
                                                                    ------------
                                                                       4,409,438
NATURAL GAS - 0.7%
Sonat, Inc. ........................................        16,500       717,750

OFFICE EQUIPMENT & SUPPLIES - 2.1%
Corporate Express, Inc.*  ..........................       137,000     1,365,719
Herman Miller, Inc. ................................        19,000       637,094
                                                                    ------------
                                                                       2,002,813
OIL - INTERNATIONAL - 1.5%
Tesoro Petroleum Corporation* ......................        80,100     1,431,787

OIL & GAS - EXPLORATION & PRODUCTION - 3.8%
Apache Corporation .................................        52,000     1,911,000
Forcenergy, Inc.* ..................................        68,000     1,802,000
                                                                    ------------
                                                                       3,713,000
OIL & GAS - REFINING & MARKETING - 0.9%
Quaker State Corporation ...........................        45,000       846,562

PHARMACEUTICALS - 8.4%
Dura Pharmaceuticals, Inc.* ........................        42,700     1,051,488
Forest Laboratories, Inc.* .........................        11,800       442,500
Mylan Laboratories, Inc. ...........................       180,000     4,140,000
R.P. Scherer Corporation* ..........................        18,000     1,215,000
Teva Pharmaceuticals
  Industries, Ltd. .................................        30,000     1,282,500
                                                                    ------------
                                                                       8,131,488
RAILROADS - 0.8%
RailAmerica, Inc.* .................................       110,000       735,625

RESTAURANTS - 1.0%
The Cheesecake Factory* ............................        28,000       932,750

RETAIL - APPAREL - 0.9%
Stage Stores, Inc.* ................................        16,000       826,000

RETAIL - DISCOUNTERS - 1.5%
Consolidated Stores Corporation* ...................        24,000     1,030,500
Family Dollar Stores, Inc. .........................        10,500       399,000
                                                                    ------------
                                                                       1,429,500

SPECIALTY - 1.3%
Payless ShoeSource, Inc.* ..........................        11,000  $    827,750
Tiffany & Company ..................................         8,000       389,500
                                                                    ------------
                                                                       1,217,250
SERVICES - ADVERTISING/MARKETING - 3.5%
Acxiom Corporation* ................................        63,300     1,622,063
Omnicom Group, Inc. ................................        38,000     1,788,375
                                                                    ------------
                                                                       3,410,438
SERVICES - COMMERCIAL & CONSUMER - 1.2%
Angelica Corporation ...............................        20,000       461,250
Manpower, Inc. .....................................        17,000       686,375
                                                                    ------------
                                                                       1,147,625
SPECIALIZED SERVICES - 1.1%
Quintiles Transnational Corporation* ...............        22,200     1,069,763

TELECOMMUNICATION - LONG DISTANCE - 1.3%
LCI International, Inc.*  ..........................        32,300     1,243,550
                                                                    ------------
Total common stocks - 98.8% ......................................    95,349,754
Cash and other assets, less
  liabilities - 1.2% .............................................     1,152,703
                                                                    ------------
Total net assets - 100.0% ........................................  $ 96,502,457
                                                                    ============

The identified cost of investments owned at March 31, 1998, was the same for federal income tax and financial statement purposes.

* Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depository Receipt)

(1) Trust preferred securities -- securities issued by financial institutions to augment their Tier 1 capital base. Issue on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

                                                           BALANCE SHEETS
                                                           March 31, 1998
                                                             (Unaudited)

                                                                                                    Security Equity Fund
                                                                                         -------------------------------------------
                                                                           Security                                          Asset
                                                                          Growth and         Equity          Global       Allocation
                                                                          Income Fund        Series          Series         Series
                                                                          ----------------------------------------------------------
ASSETS
Investments, at value (identified
        cost $93,089,306, $528,568,458,
        $28,369,253 and $6,360,779 respectively) ......................   $102,908,356   $921,517,032   $ 33,982,759    $ 7,162,778
Cash ..................................................................        719,070     38,625,152        150,337            409
Receivables:
        Fund shares sold ..............................................         80,846        414,301          1,166            349
        Securities sold ...............................................      1,692,394      2,211,700        915,618        244,461
        Interest ......................................................        180,535        127,159          5,678         23,879
        Dividends .....................................................        135,087      1,056,889         83,828          6,989
        Foreign taxes recoverable .....................................           --             --           32,864          1,426
Prepaid expenses ......................................................           --             --             --            9,777
                                                                          ------------   ------------   ------------    -----------
                Total assets ..........................................   $105,716,288   $963,952,233   $ 35,172,250    $ 7,450,068
                                                                          ============   ============   ============    ===========

LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
        Securities purchased ..........................................   $  1,902,746   $  3,793,277   $    604,003    $      --
        Fund shares redeemed ..........................................         60,894        380,764          2,405          4,196
        Forward foreign exchange contracts ............................           --             --            4,513           --
Other Liabilities:
        Management fees ...............................................        106,756        838,853         59,523          6,449
        Custodian fees ................................................           --             --             --            1,199
        Transfer and administration fees ..............................           --             --             --            6,357
        Professional fees .............................................           --             --             --            1,006
        12b-1 distribution plan fees ..................................          7,822         90,809         10,762          3,157
        Other payables ................................................           --             --             --            1,004
                                                                          ------------   ------------   ------------    -----------
                Total liabilities .....................................      2,078,218      5,103,703        681,206         23,368
Net Assets:
Paid in capital .......................................................     78,786,774    528,564,419     28,366,555      6,471,957
Undistributed net investment
        income (loss) .................................................        153,677      1,229,462       (198,729)       (25,147)
Accumulated undistributed net realized gain
        on sale of investments, futures and foreign
        currency transactions .........................................     14,878,569     36,106,075        706,463        178,103
Net unrealized appreciation in value
        of investments, futures and translation of assets and
        liabilities in foreign currency ...............................      9,819,050    392,948,574      5,616,755        801,787
                                                                          ------------   ------------   ------------    -----------
                Net assets ............................................    103,638,070    958,848,530     34,491,044      7,426,700
                                                                          ------------   ------------   ------------    -----------
                Total liabilities and net assets ......................   $105,716,288   $963,952,233   $ 35,172,250    $ 7,450,068
                                                                          ============   ============   ============    ===========
CLASS "A" SHARES
Capital shares outstanding ............................................     10,301,798     87,895,000      1,694,517        319,150
Net assets ............................................................   $ 94,259,946   $851,243,697   $ 21,960,053    $ 3,823,059
Net asset value per share (net assets divided by
        shares outstanding) ...........................................   $       9.15   $       9.68   $      12.96    $     11.98
Add: Selling commission (5.75% of the offering price) .................           0.56           0.59           0.79           0.73
                                                                          ------------   ------------   ------------    -----------
Offering price per share (net asset
        value divided by 94.25%) ......................................   $       9.71   $      10.27   $      13.75    $     12.71
                                                                          ============   ============   ============    ===========
CLASS "B" SHARES
Capital shares outstanding ............................................      1,045,432     11,504,206        992,254        302,583
Net assets ............................................................   $  9,378,124   $107,604,833   $ 12,530,991    $ 3,603,641
Net asset value per share (net assets divided by
        shares  outstanding) ..........................................   $       8.97   $       9.35   $      12.63    $     11.91
                                                                          ============   ============   ============    ===========

                                                       See accompanying notes.
                                                                 38

                                                           BALANCE SHEETS
                                                           March 31, 1998
                                                             (Unaudited)

                                                                                     Security Equity Fund
                                                                     ----------------------------------------------
                                                                         Social                                           Security
                                                                        Awareness         Value        Small Company        Ultra
                                                                         Series          Series           Series            Fund
                                                                     ---------------------------------------------------------------
ASSETS
Investments, at value (identified
        cost $9,273,672, $12,934,186,
        $3,073,151 and $74,059,091 respectively) ................    $ 12,284,824     $ 15,229,016     $ 3,654,350     $ 95,349,754
Cash ............................................................         324,588          368,402         144,666        1,116,296
Receivables:
        Fund shares sold ........................................          11,102           88,590           8,354              785
        Securities sold .........................................            --             84,755          79,325          974,181
        Interest ................................................           1,538            1,994           1,182            7,805
        Dividends ...............................................           9,875           16,458           2,013           35,626
Prepaid expenses ................................................          16,877           16,163          15,349             --
                                                                     ------------     ------------     -----------     ------------
                Total assets ....................................    $ 12,648,804     $ 15,805,378     $ 3,905,239     $ 97,484,447
                                                                     ============     ============     ===========     ============

LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
        Securities purchased ....................................    $       --       $    355,490     $    73,652     $    849,228
        Fund shares redeemed ....................................          62,203             --              --             25,377
Other Liabilities:
        Management fees .........................................          10,721           12,760            --            100,588
        Custodian fees ..........................................            --               --               715             --
        Transfer and administration fees ........................           2,204            3,038             792             --
        Professional fees .......................................           1,041            9,943           1,474             --
        12b-1 distribution plan fees ............................           4,025            4,843           1,451            6,797
        Other payables ..........................................             589              596             662             --
                                                                     ------------     ------------     -----------     ------------
        Total liabilities .......................................          80,783          386,670          78,746          981,990
Net Assets:
Paid in capital .................................................       9,490,652       12,855,078       3,541,938       62,167,986
Undistributed net investment loss ...............................         (11,720)         (23,120)         (5,644)        (306,673)
Accumulated undistributed net realized gain (loss)
          on sale of investments and futures ....................          77,937          291,920        (291,000)      13,350,481
Net unrealized appreciation in value
        of investments and futures ..............................       3,011,152        2,294,830         581,199       21,290,663
                                                                     ------------     ------------     -----------     ------------
                Net assets ......................................      12,568,021       15,418,708       3,826,493       96,502,457
                                                                     ------------     ------------     -----------     ------------
                        Total liabilities and net assets ........    $ 12,648,804     $ 15,805,378     $ 3,905,239     $ 97,484,447
                                                                     ============     ============     ===========     ============
CLASS "A" SHARES
Capital shares outstanding ......................................         378,524          666,825         197,339        9,454,842
Net assets ......................................................    $  7,847,080     $  9,636,168     $ 2,120,141     $ 88,573,969
Net asset value per share (net assets divided by
        shares outstanding) .....................................    $      20.73     $      14.45     $     10.74     $       9.37
Add: Selling commission (5.75% of the offering price) ...........            1.26             0.88           _0.66             0.57
                                                                     ------------     ------------     -----------     ------------
Offering price per share (net asset
        value divided by 94.25%) ................................    $      21.99     $      15.33     $     11.40     $       9.94
                                                                     ============     ============     ===========     ============
CLASS "B" SHARES
Capital shares outstanding ......................................         230,840          401,961         159,355          884,580
Net assets ......................................................    $  4,720,941     $  5,782,540     $ 1,706,352     $  7,928,488
Net asset value per share (net assets divided by
        shares  outstanding) ....................................    $      20.45     $      14.39     $     10.71     $       8.96
                                                                     ============     ============     ===========     ============

                                                       See accompanying notes.
                                                                 39

                                                      STATEMENTS OF OPERATIONS
                                              For the Six Months Ended March 31, 1998
                                                            (Unaudited)

                                                                                                     Security Equity Fund
                                                                                            ----------------------------------------
                                                                               Security                                       Asset
                                                                              Growth and        Equity         Global     Allocation
                                                                              Income Fund       Series         Series        Series
                                                                          ----------------------------------------------------------
INVESTMENT INCOME:
        Dividends .......................................................   $    710,265    $  5,023,407   $   222,509    $  28,020
        Interest ........................................................        387,003       1,131,725        52,075       55,913
                                                                            ------------    ------------   -----------    ---------
                                                                               1,097,268       6,155,132       274,584       83,933
                Less foreign tax expense ................................           --              --         (22,144)      (1,019)
                                                                            ------------    ------------   -----------    ---------
                Total investment income .................................      1,097,268       6,155,132       252,440       82,914

EXPENSES:
        Management fees .................................................        582,975       4,385,673       344,800       36,271
        Custodian fees ..................................................           --              --            --          2,177
        Transfer/maintenance fees .......................................           --              --            --          6,565
        Administration fees .............................................           --              --            --         31,632
        Directors' fees .................................................           --              --            --             62
        Professional fees ...............................................           --              --            --          1,643
        Reports to shareholders .........................................           --              --            --            642
        Registration fees ...............................................           --              --            --         10,502
        Other expenses ..................................................           --              --            --             34
        12b-1 distribution plan fees (Class B) ..........................         38,107         460,957        62,173       18,079
        Reimbursement of expenses .......................................           --              --            --        (18,705)
                                                                            ------------    ------------   -----------    ---------
                Total expenses ..........................................        621,082       4,846,630       406,973       88,902
                                                                            ------------    ------------   -----------    ---------
                        Net investment income (loss) ....................        476,186       1,308,502      (154,533)      (5,988)

NET REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain during the period on:
                Investments .............................................     16,422,248      45,961,813       596,638      179,799
                Foreign currency transactions ...........................           --              --         115,101          263
                                                                            ------------    ------------   -----------    ---------
                Net realized gain .......................................     16,422,248      45,961,813       711,739      180,062

        Net change in unrealized appreciation
               (depreciation) during the period on:
                Investments .............................................     (8,853,464)     93,509,864     1,095,121       56,079
                Translation of assets and liabilities in
                        foreign currencies ..............................           --              --         (65,209)        (128)
                                                                            ------------    ------------   -----------    ---------
                Net unrealized appreciation (depreciation) ..............     (8,853,464)     93,509,864     1,029,912       55,951
                                                                            ------------    ------------   -----------    ---------
                        Net gain ........................................      7,568,784     139,471,677     1,741,651      236,013
                                                                            ------------    ------------   -----------    ---------
                        Net increase in net assets resulting from
                                operations ..............................   $  8,044,970    $140,780,179   $ 1,587,118    $ 230,025
                                                                            ============    ============   ===========    =========

                                                       See accompanying notes.
                                                                 40

                                                      STATEMENTS OF OPERATIONS
                                              For the Six Months Ended March 31, 1998
                                                            (Unaudited)

                                                                                     Security Equity Fund
                                                                     ----------------------------------------------
                                                                         Social                                           Security
                                                                        Awareness         Value        Small Company        Ultra
                                                                         Series          Series           Series            Fund
                                                                     ---------------------------------------------------------------
INVESTMENT INCOME:
        Dividends ...........................................      $    49,102       $    68,768       $   6,516       $    167,969
        Interest ............................................           13,038             7,079          13,310             87,795
                                                                   -----------       -----------       ---------       ------------
                Total investment income .....................           62,140            75,847          19,826            255,764

EXPENSES:
        Management fees .....................................           53,567            57,533          14,437            531,811
        Custodian fees ......................................              456             1,247           3,556               --
        Transfer/maintenance fees ...........................            6,166             7,911           1,611               --
        Administration fees .................................            4,821             5,178           1,299               --
        Directors' fees .....................................             (178)               77              81               --
        Professional fees ...................................            3,240            15,951           1,824               --
        Reports to shareholders .............................              470                27              90               --
        Registration fees ...................................           12,085            10,141           9,097               --
        Other expenses ......................................              (66)              547             544               --
        12b-1 distribution plan fees (Class B) ..............           19,935            22,899           6,302             30,626
        Reimbursement of expenses ...........................          (34,388)          (35,151)        (14,437)              --
                                                                   -----------       -----------       ---------       ------------
                Total expenses ..............................           66,108            86,360          24,404            562,437
                                                                   -----------       -----------       ---------       ------------
                        Net investment loss .................           (3,968)          (10,513)         (4,578)          (306,673)

NET REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) during the
                period on investments .......................          282,795           432,803        (291,000)        15,700,320
        Net change in unrealized appreciation
                (depreciation) during the period on
                      investments ...........................        1,370,547         1,437,861         581,199         (9,020,020)
                                                                   -----------       -----------       ---------       ------------
                Net gain ....................................        1,653,342         1,870,664         290,199          6,680,300
                                                                   -----------       -----------       ---------       ------------
                        Net increase in net assets resulting
                                from operations .............      $ 1,649,374       $ 1,860,151       $ 285,621       $  6,373,627
                                                                   ===========       ===========       =========       ============

* Period October 15, 1997 (inception) through March 31, 1998.

                                                       See accompanying notes
                                                                 41

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               For the Six Months Ended March 31, 1998
                                                             (Unaudited)

                                                                                                     Security Equity Fund
                                                                                         -------------------------------------------
                                                                     Security                                                Asset
                                                                    Growth and           Equity            Global         Allocation
                                                                   Income Fund           Series            Series            Series
                                                                --------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss) ..............................     $     476,186      $   1,308,502      $   (154,533)     $    (5,988)
Net realized gain .........................................        16,422,248         45,961,813           711,739          180,062
Unrealized appreciation (depreciation)
        during the period .................................        (8,853,464)        93,509,864         1,029,912           55,951
                                                                -------------      -------------      ------------      -----------
                Net increase in net assets
                        resulting from operations .........         8,044,970        140,780,179         1,587,118          230,025

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
        Class A ...........................................          (413,683)        (2,345,323)         (149,980)         (58,958)
        Class B ...........................................            (5,181)              --                --            (28,115)
Net realized gain
        Class A ...........................................       (20,855,491)       (64,375,168)       (1,839,563)        (224,701)
        Class B ...........................................        (1,779,726)        (7,895,826)       (1,085,885)        (230,748)
                                                                -------------      -------------      ------------      -----------
                Total distributions to shareholders .......       (23,054,081)       (74,616,317)       (3,075,428)        (542,522)

CAPITAL SHARE TRANSACTIONS (a):
Proceeds from sale of shares
        Class A ...........................................         4,531,435         70,130,505         2,563,556          183,650
        Class B ...........................................         3,590,927         38,211,592         1,579,494           73,182
Dividends reinvested
        Class A ...........................................        19,700,352         62,157,961         1,937,568          281,349
        Class B ...........................................         1,768,638          7,737,663         1,817,695          257,505
Shares redeemed
        Class A ...........................................        (7,339,627)       (97,705,153)       (5,751,450)        (393,826)
        Class B ...........................................        (1,592,972)       (34,704,139)       (3,422,008)        (420,043)
                                                                -------------      -------------      ------------      -----------
        Net increase (decrease) from capital
                share transactions ........................        20,658,753         45,828,429        (1,275,145)         (18,183)
                                                                -------------      -------------      ------------      -----------
                Total increase (decrease)
                in net assets .............................         5,649,642        111,992,291        (2,763,455)        (330,680)

NET ASSETS:
Beginning of period .......................................        97,988,428        846,856,239        37,254,499        7,757,380
                                                                -------------      -------------      ------------      -----------
End of period .............................................     $ 103,638,070      $ 958,848,530      $ 34,491,044      $ 7,426,700
                                                                =============      =============      ============      ===========
Undistributed net investment
        income (loss) at end of period ....................     $     153,677      $   1,229,462      ($   198,729)     ($   25,147)
                                                                =============      =============      ============      ===========
        (a) Shares issued and redeemed
        Shares sold
                Class A ...................................           482,377          7,867,508           203,929           15,546
                Class B ...................................           380,372          4,417,720           191,262            6,312
        Dividends reinvested
                Class A ...................................         2,399,216          7,659,638           178,897           26,302
                Class B ...................................           219,859            983,935           101,172           24,152
        Shares redeemed
                Class A ...................................          (770,466)       (10,942,879)         (472,462)         (33,177)
                Class B ...................................          (167,851)        (4,022,808)         (287,924)         (37,095)
                                                                -------------      -------------      ------------      -----------
                Net increase (decrease) ...................         2,543,507          5,963,114           (85,126)           2,040
                                                                =============      =============      ============      ===========

                                                       See accompanying notes.
                                                                 42

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               For the Six Months Ended March 31, 1998
                                                             (Unaudited)

                                                                                     Security Equity Fund
                                                                   ------------------------------------------------
                                                                        Social                                           Security
                                                                       Awareness         Value        Small Company        Ultra
                                                                        Series          Series           Series*            Fund
                                                                   -----------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss .........................................     $     (3,968)     $    (10,513)     $    (4,578)     $   (306,673)
Net realized gain (loss) ....................................          282,795           432,803         (291,000)       15,700,320
Unrealized appreciation (depreciation)
        during the period ...................................        1,370,547         1,437,861          581,199        (9,020,020)
                                                                  ------------      ------------      -----------      ------------
Net increase in net assets
                resulting from operations ...................        1,649,374         1,860,151          285,621         6,373,627

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
        Class A .............................................          (13,294)          (23,796)          (1,066)             --
        Class B .............................................             --                --               --                --
Net realized gain
        Class A .............................................             --            (148,593)            --          (4,076,977)
        Class B .............................................             --             (99,378)            --            (303,175)
                                                                  ------------      ------------      -----------      ------------
                Total distributions to shareholders .........          (13,294)         (271,767)          (1,066)       (4,380,152)

CAPITAL SHARE TRANSACTIONS (a):
Proceeds from sale of shares
        Class A .............................................          765,837         4,126,805        2,066,613         6,911,023
        Class B .............................................          527,743         2,055,039        1,595,376         2,854,425
Dividends reinvested
        Class A .............................................           12,614           169,270            1,049         3,906,269
        Class B .............................................             --              87,953             --             296,782
Shares redeemed
        Class A .............................................         (171,533)         (259,417)        (111,100)       (8,538,821)
        Class B .............................................          (52,664)         (551,917)         (10,000)       (1,387,967)
                                                                  ------------      ------------      -----------      ------------
        Net increase from capital share transactions ........        1,081,997         5,627,733        3,541,938         4,041,711
                                                                  ------------      ------------      -----------      ------------
        Total increase in net assets ........................        2,718,077         7,216,117        3,826,493         6,035,186

NET ASSETS:
Beginning of period .........................................        9,849,944         8,202,591             --          90,467,271
                                                                  ------------      ------------      -----------      ------------
End of period ...............................................     $ 12,568,021      $ 15,418,708      $ 3,826,493      $ 96,502,457
                                                                  ------------      ------------      -----------      ------------
Undistributed net investment income at end of period ........     $    (11,720)     $    (23,120)     $    (5,644)     $   (306,673)
                                                                  ============      ============      ===========      ============
        (a) Shares issued and redeemed
        Shares sold
                        Class A .............................           41,488           315,140          208,166           805,876
                        Class B .............................           29,194           161,774          160,360           341,420
        Dividends reinvested
                        Class A .............................              705            13,859              113           479,768
                        Class B .............................             --               7,210             --              37,991
        Shares redeemed
                        Class A .............................           (8,797)          (19,698)         (10,940)         (980,114)
                        Class B .............................           (2,720)          (43,596)          (1,005)         (164,757)
                                                                  ------------      ------------      -----------      ------------
                        Net increase ........................           59,870           434,689          356,694           520,184
                                                                  ============      ============      ===========      ============

*Period October 15, 1997 (inception) through March 31, 1998

                                                       See accompanying notes
                                                                 43

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               For the Year Ended September 30, 1997

                                                                                                    Security Equity Fund
                                                                                    ------------------------------------------------
                                                                     Security                                                Asset
                                                                    Growth and           Equity            Global         Allocation
                                                                   Income Fund           Series            Series            Series
                                                                --------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss) ...............................     $  1,221,015      $   2,692,742      $    (77,044)     $    70,250
Net realized gain ..........................................       21,245,450         70,480,807         3,427,527          461,093
Unrealized appreciation
        during the period ..................................        3,450,512        126,763,115         2,563,891          619,758
                                                                 ------------      -------------      ------------      -----------
        Net increase in net assets resulting
                from operations ............................       25,916,977        199,936,664         5,914,374        1,151,101

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
        Class A ............................................       (1,278,257)        (3,155,322)         (597,023)         (63,009)
        Class B ............................................          (29,101)              --            (199,976)         (52,830)
Net realized gain
        Class A ............................................       (5,648,284)       (49,869,431)       (1,243,269)         (61,070)
        Class B ............................................         (232,550)        (4,463,901)         (515,069)         (73,554)
                                                                 ------------      -------------      ------------      -----------
                Total distributions to shareholders ........       (7,188,192)       (57,488,654)       (2,555,337)        (250,463)

CAPITAL SHARE TRANSACTIONS (a):
Proceeds from sales of shares
        Class A ............................................        5,721,292        221,241,550         6,304,969        1,478,803
        Class B ............................................        3,688,134        110,104,405         6,613,460        1,009,991
Dividends reinvested
        Class A ............................................        6,351,214         49,656,213         1,808,607          122,613
        Class B ............................................          253,502          4,431,044           714,502          124,004
Shares redeemed
        Class A ............................................      (11,732,659)      (219,339,034)       (5,834,526)        (595,393)
        Class B ............................................         (542,134)       (76,188,625)       (2,640,062)        (513,448)
                                                                 ------------      -------------      ------------      -----------
        Net increase from capital share transactions .......        3,739,349         89,905,553         6,966,950        1,626,570
                                                                 ------------      -------------      ------------      -----------
                Total increase in net assets ...............       22,468,134        232,353,563        10,325,987        2,527,208

NET ASSETS:
        Beginning of year ..................................       75,520,294        614,502,676        26,928,512        5,230,172
                                                                 ------------      -------------      ------------      -----------
        End of year ........................................     $ 97,988,428      $ 846,856,239      $ 37,254,499      $ 7,757,380
                                                                 ============      =============      ============      ===========
Undistributed net investment income
        at end of year .....................................     $     96,355      $   2,266,283      $    105,784      $    67,914
                                                                 ============      =============      ============      ===========
        (a) Shares issued and redeemed
        Shares sold
                        Class A ............................          602,485         27,937,552           503,842          128,634
                        Class B ............................          388,324         14,249,362           537,435           89,049
        Dividends reinvested
                        Class A ............................          721,721          6,886,178           157,805           11,078
                        Class B ............................           29,373            628,340            63,438           11,246
        Shares redeemed
                        Class A ............................       (1,232,959)       (27,902,983)         (459,717)         (50,647)
                        Class B ............................          (56,091)       (10,027,869)         (211,371)         (44,492)
                                                                 ------------      -------------      ------------      -----------
                        Net increase .......................          452,853         11,770,580           591,432          144,868
                                                                 ============      =============      ============      ===========

                                                       See accompanying notes.
                                                                 44

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               For the Year Ended September 30, 1997

                                                                                     Security Equity Fund
                                                                             ---------------------------------
                                                                                Social                                    Security
                                                                               Awareness               Value                Ultra
                                                                                Series*               Series**               Fund
                                                                             -------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss) .......................................         $     5,542          $    11,189          $   (832,436)
Net realized gain (loss) ...........................................            (204,858)             107,088             2,802,288
Unrealized appreciation
        during the period ..........................................           1,640,605              856,969            13,191,840
                                                                             -----------          -----------          ------------
        Net increase in net assets resulting
                from operations ....................................           1,441,289              975,246            15,161,692

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
        Class A ....................................................                --                   --                    --
        Class B ....................................................                --                   --                    --

Net realized gain
        Class A ....................................................                --                   --              (5,180,781)
        Class B ....................................................                --                   --                (326,156)
                                                                             -----------          -----------          ------------
           Total distributions to shareholders .....................                --                   --              (5,506,937)

CAPITAL SHARE TRANSACTIONS (a):

Proceeds from sales of shares
        Class A ....................................................           5,535,748            4,177,778            22,311,821
        Class B ....................................................           3,185,475            3,087,104             6,072,670
Dividends reinvested
        Class A ....................................................                --                   --               4,973,701
        Class B ....................................................                --                   --                 326,142
Shares redeemed
        Class A ....................................................            (306,673)             (23,359)          (26,312,322)
        Class B ....................................................              (5,895)             (14,178)           (3,487,931)
                                                                             -----------          -----------          ------------
        Net increase from capital share
            transactions ...........................................           8,408,655            7,227,345             3,884,081
                                                                             -----------          -----------          ------------
                Total increase in net assets .......................           9,849,944            8,202,591            13,538,836

NET ASSETS:
        Beginning of period ........................................                --                   --              76,928,435
                                                                             -----------          -----------          ------------
        End of period ..............................................         $ 9,849,944          $ 8,202,591          $ 90,467,271
                                                                             -----------          -----------          ------------
Undistributed net investment income
        at end of period ...........................................         $     5,542          $    11,189          $     --
                                                                             ===========          ===========          ============
        (a) Shares issued and redeemed
        Shares sold
                        Class A ....................................             363,334              359,432             2,872,813
                        Class B ....................................             204,698              277,836               766,245
        Dividends reinvested
                        Class A ....................................                --                   --                 656,941
                        Class B ....................................                --                   --                  44,428
        Shares redeemed
                        Class A ....................................             (18,206)              (1,908)           (3,375,134)
                        Class B ....................................                (332)              (1,263)             (476,747)
                                                                             -----------          -----------          ------------
                        Net increase ...............................             549,494              634,097               488,546
                                                                             ===========          ===========          ============

 *     Period November 1, 1996 (inception) through September 30,1997.
**     Period May 1, 1997 (inception) through September 30,1997.

                                                       See accompanying notes
                                                                 45

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY GROWTH AND INCOME FUND (CLASS A)(b)

                                                                              Fiscal Period Ended September 30
                                        ------------------------------------------------------------------------------------------
                                        1998(g)(m)         1997(g)           1996(g)          1995(g)       1994(c)       1993
                                        ----------      ------------      ------------      ----------    ----------  ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..  $    11.14      $       9.05      $       7.93      $     6.96    $     7.84  $       7.13
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................        0.05              0.15              0.18            0.16          0.13          0.21
Net Gain (Loss) on Securities
        (realized and unrealized) ....        0.58              2.81              1.37            1.18         (0.71)         0.88
                                        ----------      ------------      ------------      ----------    ----------  ------------
Total from Investment Operations .....        0.63              2.96              1.55            1.34         (0.58)         1.09

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)       (0.03)            (0.16)            (0.16)          (0.16)        (0.13)        (0.22)
Distributions (from Capital Gains) ...       (2.59)            (0.71)            (0.27)          (0.21)        (0.17)        (0.16)
                                        ----------      ------------      ------------      ----------    ----------  ------------
        Total Distributions ..........       (2.62)            (0.87)            (0.43)          (0.37)        (0.30)        (0.38)
                                        ----------      ------------      ------------      ----------    ----------  ------------
NET ASSET VALUE END OF PERIOD ........  $     9.15      $      11.14      $       9.05      $     7.93    $     6.96  $       7.84
                                        ==========      ============      ============      ==========    ==========  ============
TOTAL RETURN(a) ......................        8.55%            35.31%            20.31%          20.25%         (7.6%)        15.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .  $   94,260      $     91,252      $     73,273      $   67,430    $   65,328  $     81,982
Ratio of Expenses to Average Net
        Assets .......................        1.21%             1.24%             1.29%           1.31%         1.28%         1.26%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ........        1.06%             1.53%             2.09%           2.21%         1.70%         2.80%
Portfolio Turnover Rate ..............         176%              124%               69%            130%          163%          135%
Average Commission Paid Per Equity
        Share Traded(j) ..............  $   0.0600      $     0.0600      $     0.0625            --            --            --

SECURITY GROWTH AND INCOME FUND (CLASS B)
                                                                          Fiscal Period Ended September 30
                                                    ------------------------------------------------------------------------------
                                                    1998(g)(m)         1997(g)           1996(g)           1995(g)        1994(c)
                                                    ----------       -----------       -----------       ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............   $    10.99       $      8.94       $      7.85       $     6.90     $     7.83

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................         --                0.05              0.09             0.08           0.05
Net Gain (Loss) on Securities
        (realized and unrealized) ...............         0.57              2.77              1.35             1.18          (0.69)
                                                    ----------       -----------       -----------       ----------     ----------
Total from Investment Operations ................         0.57              2.82              1.44             1.26          (0.64)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..........         --               (0.06)            (0.08)           (0.09)         (0.12)
Distributions (from Capital Gains) ..............        (2.59)            (0.71)            (0.27)           (0.22)         (0.17)
                                                    ----------       -----------       -----------       ----------     ----------
        Total Distributions .....................        (2.59)            (0.77)            (0.35)           (0.31)         (0.29)
                                                    ----------       -----------       -----------       ----------     ----------
NET ASSET VALUE END OF PERIOD ...................   $     8.97       $     10.99       $      8.94       $     7.85     $     6.90
                                                    ==========       ===========       ===========       ==========     ==========
TOTAL RETURN(a) .................................         7.95%            34.01%            19.01%           19.07%          (8.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............   $    9,378       $     6,737       $     2,247       $    1,130     $      668
Ratio of Expenses to Average Net
        Assets ..................................         2.21%             2.24%             2.29%            2.31%          2.27%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ...................         0.06%             0.53%             1.09%            1.21%          1.03%
Portfolio Turnover Rate .........................          176%              124%               69%             130%           178%
Average Commission Paid Per Equity
        Share Traded(j) .........................   $   0.0600       $    0.0600       $    0.0625             --             --

                                                           See accompanying notes.
                                                                     46

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY SERIES (CLASS A)

                                                                       Fiscal Period Ended September 30
                                        -----------------------------------------------------------------------------------------
                                         1998(g)(m)        1997(g)        1996(g)          1995(g)       1994(c)          1993
                                        ------------    ------------    ------------    ------------  ------------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..  $       9.09    $       7.54    $       6.55    $       5.54  $       6.73  $        5.86
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................          0.02            0.04            0.05            0.04          0.05           0.12
Net Gain (Loss) on Securities
        (realized and unrealized) ....          1.40            2.20            1.48            1.38          0.09           1.17
                                        ------------    ------------    ------------    ------------  ------------  -------------
Total from Investment Operations .....          1.42            2.24            1.53            1.42          0.14           1.29

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)         (0.03)          (0.04)          (0.06)           --           (0.12)         (0.06)
Distributions (from Capital Gains) ...         (0.80)          (0.65)          (0.48)          (0.41)        (1.21)         (0.36)
                                        ------------    ------------    ------------    ------------  ------------  -------------
        Total Distributions ..........         (0.83)          (0.69)          (0.54)          (0.41)        (1.33)         (0.42)
                                        ------------    ------------    ------------    ------------  ------------  -------------
NET ASSET VALUE END OF PERIOD ........  $       9.68    $       9.09    $       7.54    $       6.55  $       5.54  $        6.73
                                        ============    ============    ============    ============  ============  =============
TOTAL RETURN(a) ......................         17.32%          32.08%          24.90%          27.77%         1.95%         22.70%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .  $    851,244    $    757,520    $    575,680    $    440,339  $    358,237  $     375,565
Ratio of Expenses to Average Net
        Assets .......................          1.02%           1.03%           1.04%           1.05%         1.06%          1.06%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ........          0.41%           0.46%           0.75%           0.87%         0.86%          1.95%
Portfolio Turnover Rate ..............            57%             66%             64%             95%           79%            95%
Average Commission Paid Per Equity
        Share Traded(j) ..............  $     0.0600    $     0.0600    $     0.0609            --            --             --

SECURITY EQUITY SERIES (CLASS B)
                                                                        Fiscal Period Ended September 30
                                                  --------------------------------------------------------------------------
                                                    1998(g)(m)        1997(g)        1996(g)         1995(g)       1994(c)
                                                  -----------      -----------     -----------     -----------   -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..........    $      8.82      $      7.36     $      6.43     $      5.49   $      6.81
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .................          (0.02)           (0.04)          (0.02)          (0.01)         0.01
Net Gain (Loss) on Securities
        (realized and unrealized) ............           1.35             2.15            1.45            1.36          --
                                                  -----------      -----------     -----------     -----------   -----------
Total from Investment Operations .............           1.33             2.11            1.43            1.35          0.01

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......           --               --             (0.02)           --           (0.12)
Distributions (from Capital Gains) ...........          (0.80)           (0.65)          (0.48)          (0.41)        (1.21)
                                                  -----------      -----------     -----------     -----------   -----------
        Total Distributions ..................          (0.80)           (0.65)          (0.50)          (0.41)        (1.33)
                                                  -----------      -----------     -----------     -----------   -----------
NET ASSET VALUE END OF PERIOD ................    $      9.35      $      8.82     $      7.36     $      6.43   $      5.49
                                                  ===========      ===========     ===========     ===========   ===========
TOTAL RETURN(a) ..............................          16.74%           30.85%          23.57%          26.69%        (0.15%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........    $   107,605      $    89,336     $    38,822     $    19,288   $     7,452
Ratio of Expenses to Average Net
        Assets ...............................           2.02%            2.03%           2.04%           2.05%         2.07%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ................          (0.59%)          (0.54%)         (0.25%)         (0.13%)       (0.01%)
Portfolio Turnover Rate ......................             57%              66%             64%             95%           80%
Average Commission Paid Per Equity
        Share Traded(j) ......................    $    0.0600      $    0.0600     $    0.0609            --            --

                                                           See accompanying notes.
                                                                     47

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY GLOBAL SERIES (CLASS A)
                                                                              Fiscal Period Ended September 30
                                               -------------------------------------------------------------------------------------
                                                  1998(g)(m)          1997(g)           1996(g)           1995(g)         1994(c)(d)
                                               -------------     -------------      ------------      ------------       -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .........  $      13.56      $      12.42      $      10.94      $      10.84       $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ................         (0.03)             0.01              0.01             (0.02)           (0.03)
Net Gain (Loss) on Securities
        (realized and unrealized) ...........          0.59              2.29              1.87              0.31             0.87
                                               ------------      ------------      ------------      ------------       ----------
Total from Investment Operations ............          0.56              2.30              1.88              0.29             0.84

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ......         (0.09)            (0.38)            (0.25)             --               --
Distributions (from Capital Gains) ..........         (1.07)            (0.78)            (0.15)            (0.19)            --
                                               ------------      ------------      ------------      ------------       ----------
        Total Distributions .................         (1.16)            (1.16)            (0.40)            (0.19)            --
                                               ------------      ------------      ------------      ------------       ----------
NET ASSET VALUE END OF PERIOD ...............  $      12.96      $      13.56      $      12.42      $      10.94       $    10.84
                                               ============      ============      ============      ============       ==========
TOTAL RETURN (a) ............................          5.63%            20.22%            17.73%             2.80%            8.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ........  $     21,960      $     24,193      $     19,644      $     16,261       $   20,128
Ratio of Expenses to Average Net
        Assets ..............................          2.00%             2.00%             2.00%             2.00%            2.00%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ...............         (0.54%)           (0.07%)            0.07%            (0.17%)          (0.01%)
Portfolio Turnover Rate .....................           100%              132%              142%              141%              73%
Average Commission Paid Per Equity
        Share Traded (j) ....................  $     0.0177      $     0.0141      $     0.0338              --               --


SECURITY GLOBAL SERIES (CLASS B)
                                                                              Fiscal Period Ended September 30
                                                     ---------------------------------------------------------------------------
                                                      1998(g)(m)        1997(g)           1996(g)        1995(g)      1994(c)(d)
                                                     -----------      -----------      -----------     -----------   -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............    $     13.22      $     12.18      $     10.74     $     10.75   $      9.96
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...........................          (0.09)           (0.11)           (0.10)          (0.12)        (0.12)
Net Gain (Loss) on Securities
        (realized and unrealized) ...............           0.57             2.24             1.84            0.30          0.91
                                                     -----------      -----------      -----------     -----------   -----------
Total from Investment Operations ................           0.48             2.13             1.74            0.18          0.79

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..........           --              (0.31)           (0.14)           --            --
Distributions (from Capital Gains) ..............          (1.07)           (0.78)           (0.16)          (0.19)         --
                                                     -----------      -----------      -----------     -----------   -----------
        Total Distributions .....................          (1.07)           (1.09)           (0.30)          (0.19)         --
                                                     -----------      -----------      -----------     -----------   -----------
NET ASSET VALUE END OF PERIOD ...................    $     12.63      $     13.22      $     12.18     $     10.74   $     10.75
                                                     ===========      ===========      ===========     ===========   ===========
TOTAL RETURN(a) .................................           5.04%           19.01%           16.57%           1.79%         7.90%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............    $    12,531      $    13,061      $     7,285     $     5,433   $     3,960
Ratio of Expenses to Average Net
        Assets ..................................           3.00%            3.00%            3.00%           3.00%         3.00%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ...................          (1.54%)          (0.93%)          (0.93%)         (1.17%)       (0.01%)
Portfolio Turnover Rate .........................            100%             132%             142%            141%           73%
Average Commission Paid Per Equity
        Share Traded(j) .........................    $    0.0177      $    0.0141      $    0.0338            --            --

                                                          See accompanying notes.
                                                                     48

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY ASSET ALLOCATION SERIES (CLASS A)

                                                                         Fiscal Period Ended September 30
                                                      -----------------------------------------------------------------------
                                                     1998(f)(g)(m)       1997(f)(g)(k)       (1996 (f)(g)        1995(e)(f)(g)
                                                      -----------         -----------         -----------         -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............     $     12.58         $     11.06         $     10.54         $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ....................            0.02                0.17                0.25                0.04
Net Gain (Loss) on Securities
        (realized and unrealized) ...............            0.33                1.86                0.77                0.50
                                                      -----------         -----------         -----------         -----------
Total from Investment Operations ................            0.35                2.03                1.02                0.54

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..........           (0.20)              (0.26)              (0.33)               --
Distributions (from Capital Gains) ..............           (0.75)              (0.25)              (0.17)               --
                                                      -----------         -----------         -----------         -----------
        Total Distributions .....................           (0.95)              (0.51)              (0.50)               --
                                                      -----------         -----------         -----------         -----------
NET ASSET VALUE END OF PERIOD ...................     $     11.98         $     12.58         $     11.06         $     10.54
                                                      ===========         ===========         ===========         ===========
TOTAL RETURN (a) ................................            3.63%              19.00%              10.01%               5.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............     $     3,823         $     3,906         $     2,449         $     1,906
Ratio of Expenses to Average Net
        Assets ..................................            2.00%               1.68%               2.00%               2.00%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ...................            0.29%               1.52%               2.32%               1.33%
Portfolio Turnover Rate .........................              53%                 79%                 75%                129%
Average Commission Paid Per Equity
        Share Traded (j) ........................     $    0.0614         $    0.0409         $    0.0247                --

SECURITY ASSET ALLOCATION SERIES (CLASS B)

                                                                         Fiscal Period Ended September 30
                                                      -----------------------------------------------------------------------
                                                      1998(f)(g)(m)       1997(f)(g)(k)      (1996 (f)(g)         1995(e)(f)(g)
                                                      -----------         -----------         -----------         -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............    $     12.45         $     10.97         $     10.50         $     10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ............................          (0.04)               0.07                0.14                0.01
Net Gain (Loss) on Securities
        (realized and unrealized) ................           0.34                1.84                0.77                0.49
                                                      -----------         -----------         -----------         -----------
Total from Investment Operations .................           0.30                1.91                0.91                0.50

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...........          (0.09)              (0.18)              (0.27)               --
Distributions (from Capital Gains) ...............          (0.75)              (0.25)              (0.17)               --
                                                      -----------         -----------         -----------         -----------
        Total Distributions ......................          (0.84)              (0.43)              (0.44)               --
                                                      -----------         -----------         -----------         -----------
NET ASSET VALUE END OF PERIOD ....................    $     11.91         $     12.45         $     10.97         $     10.50
                                                      ===========         ===========         ===========         ===========
TOTAL RETURN(a) ..................................           3.18%              17.95%               8.97%               5.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............    $     3,604         $     3,851         $     2,781         $     1,529
Ratio of Expenses to Average Net
        Assets ...................................           2.91%               2.58%               3.00%               3.00%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ....................          (0.62%)              0.61%               1.32%               0.31%
Portfolio Turnover Rate ..........................             53%                 79%                 75%                129%
Average Commission Paid Per Equity
        Share Traded(j) ..........................    $    0.0614         $    0.0409         $    0.0247                --

                                                          See accompanying notes.
                                                                    49

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY SOCIAL AWARENESS SERIES (CLASS A)

                                             Fiscal Period Ended September 30
                                            ----------------------------------
                                            1998(f)(g)(m)          1997(g)(h)
                                            -------------          -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $     17.99            $     15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............         0.03                   0.08
Net Gain (Loss) on Securities
        (realized and unrealized) ........         2.75                   2.91
                                            -----------            -----------
Total from Investment Operations .........         2.78                   2.99

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...        (0.04)                  --
Distributions (from Capital Gains) .......         --                     --
                                            -----------            -----------
        Total Distributions ..............        (0.04)                  --
                                            -----------            -----------
NET ASSET VALUE END OF PERIOD ............  $     20.73            $     17.99
                                            ===========            ===========
TOTAL RETURN (a) .........................        15.46%                 19.93%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $     7,847            $     6,209
Ratio of Expenses to Average Net
        Assets ...........................         0.81%                  0.67%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ............         0.35%                  0.57%
Portfolio Turnover Rate ..................           54%                    38%
Average Commission Paid Per Equity
        Share Traded (j) .................  $    0.0600            $    0.0600

SECURITY SOCIAL AWARENESS SERIES (CLASS B)

                                              Fiscal Period Ended September 30
                                            ------------------------------------
                                             1998(f)(g)(m)         1997(f)(g)(h)
                                            --------------         -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $     17.81            $     15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ....................        (0.07)                 (0.08)
Net Gain (Loss) on Securities
        (realized and unrealized) ........         2.71                   2.89
                                            -----------            -----------
Total from Investment Operations .........         2.64                   2.81

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...         --                     --
Distributions (from Capital Gains) .......         --                     --
                                            -----------            -----------
        Total Distributions ..............         --                     --
                                            -----------            -----------
NET ASSET VALUE END OF PERIOD ............  $     20.45            $     17.81
                                            ===========            ===========
TOTAL RETURN(a) ..........................        14.82%                 18.73%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $     4,721            $     3,641
Ratio of Expenses to Average Net
        Assets ...........................         1.95%                  1.84%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ............        (0.79%)                (0.60%)
Portfolio Turnover Rate ..................           54%                    38%
Average Commission Paid Per Equity
        Share Traded(j) ..................  $    0.0600            $    0.0600

                            See accompaniying notes.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY VALUE SERIES (CLASS A)
                                               Fiscal Period Ended September 30
                                             -----------------------------------
                                             1998(f)(g)(m)         1997(f)(g)(i)
                                             -------------         -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......  $     12.95            $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..............         0.01                   0.05
Net Gain (Loss) on Securities
        (realized and unrealized) .........         1.82                   2.90
                                             -----------            -----------
Total from Investment Operations ..........         1.83                   2.95

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....        (0.05)                  --
Distributions (from Capital Gains) ........        (0.28)                  --
                                             -----------            -----------
        Total Distributions ...............        (0.33)                  --
                                             -----------            -----------
NET ASSET VALUE END OF PERIOD .............  $     14.45            $     12.95
                                             ===========            ===========
TOTAL RETURN (a) ..........................        14.56%                 29.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......  $     9,636            $     4,631
Ratio of Expenses to Average Net
        Assets ............................         1.09%                  1.10%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .............         0.23%                  1.43%
Portfolio Turnover Rate ...................          103%                    35%
Average Commission Paid Per Equity
        Share Traded (j) ..................  $    0.0600            $    0.0600


SECURITY VALUE SERIES (CLASS B)
                                               Fiscal Period Ended September 30
                                             ----------------------------------
                                             1998(f)(g)(m)         1997(f)(g)(i)
                                             -------------         -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......  $     12.91            $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................        (0.05)                  0.01
Net Gain (Loss) on Securities
        (realized and unrealized) .........         1.81                   2.90
                                             -----------            -----------
Total from Investment Operations ..........         1.76                   2.91

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....         --                     --
Distributions (from Capital Gains) ........        (0.28)                  --
                                             -----------            -----------
        Total Distributions ...............        (0.28)                  --

                                             -----------            -----------
NET ASSET VALUE END OF PERIOD .............  $     14.39            $     12.91
                                             ===========            ===========
TOTAL RETURN(a) ...........................        14.03%                 29.10%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......  $     5,783            $     3,572
Ratio of Expenses to Average Net
        Assets ............................         2.13%                  2.26%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .............        (0.81%)                 0.27%
Portfolio Turnover Rate ...................          103%                    35%
Average Commission Paid Per Equity
        Share Traded(j) ...................  $    0.0600            $    0.0600

                             See accompanying notes.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY SMALL COMPANY SERIES (CLASS A)

                                                Fiscal Period Ended September 30
                                                --------------------------------
                                                         1998(f)(g)(l)(m)
                                                         ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......................$     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..............................       0.01
Net Gain (Loss) on Securities
        (realized and unrealized) .........................       0.74
                                                           -----------
Total from Investment Operations ..........................       0.75
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....................      (0.01)
Distributions (from Capital Gains) ........................       --
                                                           -----------
        Total Distributions ...............................      (0.01)
                                                           -----------
NET ASSET VALUE END OF PERIOD .............................$     10.74
                                                           ===========
TOTAL RETURN (a) ..........................................       7.47%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......................$     2,120
Ratio of Expenses to Average Net
        Assets ............................................       1.34%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .............................       0.14%
Portfolio Turnover Rate ...................................        341%
Average Commission Paid Per Equity
        Share Traded (j) ..................................$    0.0672

SECURITY SMALL COMPANY SERIES (CLASS B)

                                                Fiscal Period Ended September 30
                                                --------------------------------
                                                          1998(f)(g)(l)(m)
                                                          ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......................$     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................................      (0.04)
Net Gain (Loss) on Securities
        (realized and unrealized) .........................       0.75
                                                           -----------
Total from Investment Operations ..........................       0.71

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....................       --
Distributions (from Capital Gains) ........................       --
                                                           -----------
        Total Distributions ...............................       --
                                                           -----------
NET ASSET VALUE END OF PERIOD .............................$     10.71
                                                           ===========
TOTAL RETURN(a) ...........................................       7.10%
RATIOS/SUPPLEMENTAL DATA

Net Assets End of Period (thousands) ......................$     1,706
Ratio of Expenses to Average Net
        Assets ............................................       2.46%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .............................      (0.97%)
Portfolio Turnover Rate ...................................        341%
Average Commission Paid Per Equity
        Share Traded(j) ...................................$    0.0672

                             See accompanying notes.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY ULTRA FUND (CLASS A)

                                                                         Fiscal Period Ended September 30
                                        ------------------------------------------------------------------------------------------
                                         1998(g)(m)        1997(g)           1996(g)          1995(g)         1994(c)      1993
                                        -----------     -----------      ------------      -----------    -----------  -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..  $     9.24      $      8.25      $       8.20      $      6.82    $      8.13  $      6.66
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ................       (0.03)           (0.08)            (0.05)           (0.02)         (0.05)       (0.03)
Net Gain (Loss) on Securities
        (realized and unrealized) ....        0.63             1.65              1.10             1.54          (0.19)        1.79
                                        ----------      -----------      ------------      -----------    -----------  -----------
Total from Investment Operations .....        0.60             1.57              1.05             1.52          (0.24)        1.76

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)        --               --                --               --             --           --
Distributions (from Capital Gains) ...       (0.47)           (0.58)            (1.00)           (0.14)         (1.07)       (0.29)
                                        ----------      -----------      ------------      -----------    -----------  -----------
        Total Distributions ..........       (0.47)           (0.58)            (1.00)           (0.14)         (1.07)       (0.29)
                                        ----------      -----------      ------------      -----------    -----------  -----------
NET ASSET VALUE END OF PERIOD ........  $     9.37      $      9.24      $       8.25      $      8.20    $      6.82  $      8.13
                                        ==========      ===========      ============      ===========    ===========  ===========
TOTAL RETURN(a) ......................        7.24%           20.57%            15.36%           22.69%          (3.6%)      26.80%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .  $   88,574      $    84,504      $     74,230      $    66,052    $    60,695  $    71,056
Ratio of Expenses to Average Net
        Assets .......................        1.23%            1.71%             1.31%            1.32%          1.33%        1.30%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ........       (0.64%)          (1.01%)            (.61%)           (.31%)         (.80%)       (.50%)
Portfolio Turnover Rate ..............         139%              68%              161%             180%           111%         101%
Average Commission Paid Per Equity
        Share Traded(j) ..............  $   0.0592      $    0.0600      $     0.0606             --             --           --

SECURITY ULTRA FUND (CLASS B)

                                                                              Fiscal Period Ended September 30
                                                   -------------------------------------------------------------------------------
                                                    1998(g)(m)          1997(g)          1996(g)           1995(g)        1994(c)
                                                   -----------      ------------      -----------      ------------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $     8.90       $      8.03       $     8.11       $      6.81     $     8.30
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................        (0.07)            (0.15)           (0.13)            (0.09)         (0.10)
Net Gain (Loss) on Securities
        (realized and unrealized) ..............         0.60              1.60             1.05              1.53          (0.32)
                                                   ----------       -----------       ----------       -----------     ----------
Total from Investment Operations ...............         0.53              1.45             0.92              1.44          (0.42)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........         --                --               --                --             --
Distributions (from Capital Gains) .............        (0.47)            (0.58)           (1.00)            (0.14)         (1.07)
                                                   ----------       -----------       ----------       -----------     ----------
        Total Distributions ....................        (0.47)            (0.58)           (1.00)            (0.14)         (1.07)
                                                   ----------       -----------       ----------       -----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $     8.96       $      8.90       $     8.03       $      8.11     $     6.81
                                                   ==========       ===========       ==========       ===========     ==========
TOTAL RETURN(a) ................................         6.71%            19.58%           13.81%            21.53%         (5.70%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    7,928       $     5,964       $    2,698       $     5,428     $    1,254
Ratio of Expenses to Average Net
        Assets .................................         2.23%             2.71%            2.31%             2.32%          2.36%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ..................        (1.64%)           (2.01%)          (1.61%)           (1.31%)        (1.76%)
Portfolio Turnover Rate ........................          139%               68%             161%              180%           110%
Average Commission Paid Per Equity
        Share Traded(j) ........................   $   0.0592       $    0.0600       $   0.0606              --             --

                             See accompanying notes.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective July 6, 1993, Security Growth and Income Fund changed its investment objective from investing for income with secondary emphasis on long-term capital growth to long-term capital growth with secondary emphasis on income. Effective the same date the fund changed its name from Security Investment Fund to Security Growth and Income Fund.

(c) Class "B" Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(d) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.

(f) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                    1995   1996   1997   1998
                                    ----   ----   ----   ----
Asset Allocation Series Class A     3.6%   3.1%   2.4%   2.5%
                        Class B     4.7%   3.9%   3.3%   3.4%
Social Awareness Series Class A     N/A    N/A    1.7%   1.5%
                        Class B     N/A    N/A    2.8%   2.6%
Value Series            Class A     N/A    N/A    1.9%   1.7%
                        Class B     N/A    N/A    2.8%   2.8%
Small Company Series    Class A     N/A    N/A    N/A    2.4%
                        Class B     N/A    N/A    N/A    3.5%

(g) Net investment income (loss) was computed using average shares outstanding throughout the period.

(h) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.

(i) Security Value Series was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(j) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transctions, pay a "spread" or "mark-up" rather than a commission and are therefore excluded from this calculation. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. Securities. Prior to 1996, average commission information was not required to be disclosed.

(k) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Asset Allocation Series effective August 1, 1997. Prior to August 1, 1997 SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Asset Allocation Series.

(l) Security Small Company Series was initially capitalized on October 15, 1997, with a net asset of value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(m) Unaudited figures for the six months ended March 31, 1998. Percentage amounts for the period, except total return, have been annualized.

                            See accompanying notes.

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
                                 March 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

    Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in six Series, the Equity Series, the Global Series, the Asset Allocation Series, the Social Awareness Series, Value Series and the Small Company Series with each Series, in effect representing a separate Fund. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed. The Funds began offering an additional class of shares ("B"shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class - specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

    A. SECURITY VALUATION -- Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and Asset Allocation Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

    B. FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

    Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollars value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. Global Series and Asset Allocation Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Series and Asset Allocation Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

    D. FUTURES -- Growth & Income Fund, Asset Allocation Series, Social Awareness Series and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. Growth & Income Fund, Asset Allocation Series, Social

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

Awareness Series and Ultra Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event the redemptions, the Growth & Income Fund, Asset Allocation Series, Social Awareness Series and Ultra Fund may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires. There were no futures contracts held by the Funds at March 31, 1998.

    E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

    F. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.

    G. TAXES -- The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state inocme tax is required.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation, Social Awareness, Value and Small Company Series of Security Equity
Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation, Social Awareness, Value Series and Small Company Series, and accordingly receives a fee equal to 1% of the average net assets of these Series.

    SMC also acts as the administrative agent and transfer agent for the Asset Allocation, Social Awareness, Value and Small Company Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Series. For these services, the Investment Manager receives, from Asset Allocation Series, an administrative fee equal to .045% of the average daily net assets of the Series plus, the greater of .10% of its average net assets or $60,000. For administrative services provided to the Social Awareness Series, Value Series and the Small Company Series, SMC receives an administrative fee equal to .09% of the average daily net assets of each Series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

    SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Meridian Investment Management Corporation for subadvisory services provided to the asset Allocation Series, an annual fee equal to the following schedule:

AVERAGE DAILY NET ASSETS OF THE SERIES                     ANNUAL FEES
--------------------------------------                     -----------
Less Than $100 Million...................................  .40%, plus
$100 Million but less than $200 Million..................  .35%, plus
$200 Million but less than $400 Million..................  .30%, plus
$400 Million or more.....................................  .25%

    SMC pays Strong Capital Management, Inc. ("Strong") with respect to Small Company Series, an annual fee based on the combined average net assets of the Series and another fund within the Security Funds for which Strong provides advisory services. The fee is equal to .50% of the combined average net assets under $150,000,000, .45% of the combined average net assets at or above $150,000,000 but less than $500,000,000, and .40% of the combined average net assets at or above $500,000,000.

    SMC has agreed to limit the total expenses of the Asset Allocation Series, Social Awareness Series, Value Series and the Small Company Series to 2% of the average net assets, excluding 12b-1 fees. SMC waived management fees on the Asset Allocation Series, Social Awareness Series and Value Series until February 1, 1998. SMC has also agreed to waive the management fees for the Small Company Series until September 30, 1998.

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

    The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares.

    Security Distributors, Inc. (SDI), a wholly-owned subsidiary of SMC and the national distributor of the Funds, received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares after allowances to brokers and dealers in the amounts presented in the following table:

                                 SDI                   BROKER/     BROKER/
                            UNDERWRITING    CDSC       DEALER      DEALER
                              (CLASS A)   (CLASS B)   (CLASS A)   (CLASS B)
                             ----------    -------    --------    --------
Growth & Income Fund           $10,454      $7,249     $87,688     $86,005
Equity Series                 $117,403     $60,299    $585,441    $498,012
Global Series                   $1,347     $16,236      $7,533     $21,565
Asset Allocation Series           $821      $6,858      $4,361      $2,740
Social Awareness Series         $4,023        $560     $23,900      $9,735
Value Series                    $4,239      $2,374     $72,478     $77,666
Small Company Series                $0          $0     $14,410      $6,738
Ultra Fund                      $3,133      $3,989     $14,212      $9,271

    Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.  FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at March 31, 1998, were as follows:

                                  GROSS          GROSS           NET
                               UNREALIZED     UNREALIZED      UNREALIZED
                              APPRECIATION   DEPRECIATION    APPRECIATION
                              ------------   ------------    ------------
Growth & Income Fund          $ 11,109,339   $(1,290,289)   $    9,819,050
Equity Series                  393,135,718      (187,144)      392,948,574
Global Series                    7,106,893    (1,490,138)        5,616,755
Asset Allocation Series          1,231,577      (429,790)          801,787
Social Awareness Series          3,047,159       (36,007)        3,011,152
Value Series                     2,474,928      (180,098)        2,294,830
Small Company Series               595,145       (13,946)          581,199
Ultra Fund                      22,855,646    (1,564,983)       21,290,663

4. INVESTMENT TRANSACTIONS

    Investment transactions for the period ended March 31, 1998, (excluding overnight investments and short-term commercial paper) are as follows:

                                                             PROCEEDS
                                          PURCHASES          FROM SALES
                                          ---------           ---------
Growth & Income Fund                    $ 84,535,621      $  87,038,836
Equity Series                            232,973,941        245,131,110
Global Series                             16,134,048         19,325,909
Asset Allocation Series                    1,869,710          2,155,734
Social Awareness Series                    4,177,762          2,769,227
Value Series                              11,073,295          5,861,546
Small Company Series                       7,887,160          2,885,104
Ultra Fund                                60,978,475         57,845,787

5. FORWARD FOREIGN EXCHANGE CONTRACTS

    At March 31, 1998, Global Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                             SETTLEMENT  FOREIGN       U.S.      UNREALIZED
CURRENCY               TYPE     DATE      AMOUNT      AMOUNT     GAIN (LOSS)
--------               ----   -------   ----------   ---------   -----------
Australian Dollar      Sell    5/4/98   $1,305,170    $917,600    $53,525
Canadian Dollar        Sell    6/1/98    1,472,878   1,042,008    2,207
Canadian Dollar         Buy    6/1/98      145,359     102,071    548
German Deutsche Mark   Sell   10/1/98    1,902,027   1,039,984    (1)
British Pound          Sell    4/1/98    1,161,148   1,857,430    (87,028)
British Pound           Buy    4/1/98    1,161,148   1,934,519    9,940
Japanese Yen           Sell    7/8/98  176,720,700   1,356,000    10,825
Japanese Yen            Buy    7/8/98  176,720,700   1,406,116    (60,942)
New Zealand Dollar     Sell    4/6/98      917,017     584,919    78,302
New Zealand Dollar      Buy    4/6/98      917,017     521,736    (15,119)
Swedish Krona          Sell   10/1/98    5,481,412     693,323    3,230
                                                                  --------
                                                                  ($4,513)
                                                                  ========

The Security Group of Mutual Funds

Security Growth and Income Fund
Security Equity Fund
        o  Equity Series
        o  Global Series
        o  Asset Allocation Series
        o  Social Awareness Series
        o  Value Series
        o  Small Company Series

Security Ultra Fund

Security Income Fund
        o  Corporate Bond Series
        o  U.S. Government Series
        o  Limited Maturity Bond Series
        o  High Yield Series

Security Municipal Bond Fund

Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President
Mark E. Young, Vice President
Steven M. Bowser, Vice President, Equity Fund
David Eshnaur, Vice President, Equity Fund
Terry A. Milberger, Vice President, Equity Fund
Michael A. Petersen, Vice President, Growth and Income Fund
James P. Schier, Vice President, Equity Fund
Cindy L. Shields, Vice President, Ultra and Equity Fund
Jane A. Tedder, Vice President, Equity Fund
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer

Security Distributors, Inc.
700 SW Harrison St.
Topeka, KS 66636-0001
(785) 431-3127
(800) 888-2461